UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Gregory F. Niland

Capital Income Builder

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Income Builder® Annual report for the year ended October 31, 2022

Seeking
income growth
opportunities from
around the world

Capital Income Builder seeks to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 5.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2022 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	–10.85%	2.28%	4.96%
Class A shares (reflecting 5.75% maximum sales charge)	–16.15	0.86	4.13

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.36% for Class F-2 shares and 0.59% for Class A shares as of the prospectus dated January 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of October 31, 2022, was 2.63% for Class F-2 shares and 2.29% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula. The fund’s 12-month distribution rate as of that date was 3.99% for Class F-2 shares and 3.53% for Class A shares. The Class A share results reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

35	Financial statements

67	Board of trustees and other officers

Fellow investors:

Global markets retreated from last year’s strong gains amid heightened geopolitical risk, persistent inflationary pressures and aggressive monetary tightening. For the 12 months ended October 31, 2022, Capital Income Builder fell 9.21%, with all dividends reinvested, faring better than the 18.50% loss of the 70%/30% MSCI All Country World Index (ACWI)/Bloomberg U.S. Aggregate Index. The blended index, which measures returns for global stock markets and U.S. fixed income, is the fund’s primary benchmark as of January 1, 2021.

Dividend income

Capital Income Builder’s primary objective is to provide shareholders a level of current income that exceeds the average yield on U.S. stocks in general as well as a growing stream of income over the years. The secondary goal is to grow capital. In pursuit of its income objective, the fund recorded a 12-month yield of 3.99% for its F-2 share class, greater than the corresponding yield for the MSCI ACWI (2.33%). The 12-month yield for the Bloomberg U.S. Aggregate Index was 5.01% as of October 31, 2022, versus 1.66% in October 2021.

The fund’s F-2 shares paid dividends of approximately $1.04 a share, including a special dividend of about 61 cents per share, in December 2021. The fund also went on to pay regular dividends of approximately 46 cents a share in March and June 2022 and about 45 cents in September. The fund strives to grow its quarterly distribution rate over time.

Results at a glance

For periods ended October 31, 2022, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 7/30/87)

Capital Income Builder (Class F-2 shares)[1]	–9.21%	3.33%	5.53%	8.60%
Capital Income Builder (Class A shares)	–9.42	3.11	5.32	8.41
70%/30% MSCI ACWI/Bloomberg Index[2,3,4]	–18.50	3.76	5.97	6.71
MSCI ACWI (All Country World Index)[2,3,5]	–19.96	5.24	7.98	6.83
Bloomberg U.S. Aggregate Index[3,6]	–15.68	–0.54	0.74	5.39

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index. Sources: MSCI, Bloomberg Index Services Ltd.
[4]	The 70%/30% MSCI ACWI/Bloomberg Index blends the MSCI ACWI with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly. As of January 1, 2021, the fund’s primary benchmark is the 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index.
[5]	The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index that measures equity results in global developed and emerging markets. It consists of more than 40 developed and emerging market country indexes.
[6]	The Bloomberg U.S. Aggregate Index represents the U.S. investment-grade, fixed-rate bond market.

Capital Income Builder	1

Global markets struggled

While Capital Income Builder ended the fiscal year in negative territory, it held up notably well in the face of major stock and bond market declines as investors absorbed the implications of Russia’s February invasion of Ukraine, the challenge of balancing persistent inflationary pressures with a potential recession, and the U.S. Federal Reserve’s firm commitment to tighter monetary policy. In 2022, the Fed raised interest rates five times by the end of October, including three 75-basis-point increases, to combat rising inflation in the most aggressive rate hiking in decades. Europe grappled with significant political upheaval and economic challenges coupled with monetary tightening; the European Central Bank (ECB) raised interest rates to the highest level since 2009. Among other major markets, China faced slowing economic growth and the implications of COVID-19-induced lockdowns.

Against this backdrop, the MSCI ACWI fell 19.96% for the fiscal year, versus a 14.61% drop for the S&P 500 Index.1 All MSCI ACWI sectors declined, except for energy, which rose 28.95% as oil and natural gas prices soared. Communication services, consumer discretionary and information technology fell the most, with communication services sliding 39.56%. Value stocks fared better than growth equities in a significant reversal from previous years; the MSCI ACWI Value Index2 lost 10.29%, versus a 29.25% decline for the MSCI ACWI Growth Index.3 Bond markets sank as central banks aggressively raised interest rates to fight high inflation. The Bloomberg U.S. Aggregate Index dropped 15.68%, while the Bloomberg Corporate Investment Grade Index fell 19.57%.

Inside the portfolio

Capital Income Builder’s holdings are focused on companies that we believe will provide current and growing dividend income and capital appreciation through a challenging market environment.

VICI Properties — which makes up 1.7% of fund assets — was a major contributor. Shares of the real estate investment trust, which owns portfolios for Caesars Palace Las Vegas, MGM Grand and the Venetian Resort Las Vegas, rose 9.10%; VICI posted strong 2021 profits and robust quarterly earnings throughout 2022 following its acquisition of MGM Growth Properties and expanded partnership with Great Wolf Resorts. Real estate firms in general compose a notable portion of the fund, at 6.0% of assets.

Shares of Canadian Natural Resources rose 41.12% for the fiscal year, amid higher energy prices and tighter supply in the face of ongoing conflict in Ukraine. In general, Capital Income Builder invests in select low-cost energy providers and sound capital allocators that focus on shareholder returns. We believe that many of these companies are likely to continue participating in the major long-term energy transition happening across the globe. This includes Europe’s shift from Russian gas and increased demand for renewables amid pressure for reduced carbon emissions. Despite potential challenges, we believe this longer-term global energy shift will offer significant opportunities related to new pipelines and demand for liquified natural gas and renewable energy sources.

Investments in the consumer staples sector — which make up 10.3% of the portfolio — further supported fund results and are likely to remain resilient in a slowing economy. Shares of General Mills rose 32.01%; the food giant had a dividend yield of 2.57% at the end of the fiscal year. British American Tobacco (BAT) and Phillip Morris International, which respectively make up 1.7% and 2.2% of fund assets, also helped relative results. Both firms remain committed to developing reduced-risk, next-generation products and have managed to sustain pricing power in an inflationary environment.

In general, health care tends to hold up well during cyclical downturns, and the sector appears to be more resistant to current inflationary pressures than other areas of the market, such as food and energy. Select health care companies offer attractive valuations, along with the potential for improving fundamentals and long-term product pipeline opportunities driven by innovative research. AbbVie was one of the largest contributors to the portfolio for the fiscal year; the pharmaceutical firm is the second-largest fund holding, making up 2.3% of assets. AbbVie offered a 3.85% dividend yield as of October 31. Shares of Amgen also rose sharply, and shares of Gilead Sciences climbed, bolstered by sales of its cancer and HIV drugs in the first three quarters of 2022.

In the industrials sector, aerospace and defense companies have benefited from post-COVID-19 reopenings and higher defense budgets in the face of rising geopolitical tensions. Shares of Raytheon Technologies gained amid strong profits throughout the fiscal year, driven by recovering demand for commercial aerospace and expectations for increased military spending.

Shares of Comcast fell sharply. The telecommunications giant reported strong results for its theme park business in the first three quarters of 2022, but grappled with slower revenue from its Sky business, which operates across Europe. Comcast offered a dividend yield of 3.34% as of October 31.

Shares of energy company Gazprom declined amid Russian sanctions and the implications of European efforts to reduce dependence on Russian gas following the invasion of Ukraine. Shares of the Moscow Exchange Micex also fell sharply. The energy crisis stemming from the Russia-Ukraine conflict also hurt European

[1]	The S&P 500 Index is a market capitalization-weighted index that represents approximately 500 widely held common stocks.
[2]	The MSCI ACWI Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed market and 24 emerging market countries. Value style characteristics are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
[3]	The MSCI ACWI Growth Index captures large- and mid-cap securities exhibiting overall growth style characteristics across 23 developed market and 24 emerging market countries. Growth style characteristics are defined using five variables: short- and long-term forward EPS growth rates, current internal growth rate, long-term historical EPS growth trend and long-term historical sales per share growth trend.

2	Capital Income Builder

utilities firms, with shares of Italian utilities provider Enel affected by adverse economic and geopolitical pressures, including worries about exposure to Russian gas, Italian political uncertainty and the risk of a European recession.

In the technology sector, several semiconductor stocks declined in the face of supply chain issues and fears about the potential impact of a global economic slowdown. Shares of GlobalWafers, Taiwan Semiconductor Manufacturing Company and Vanguard International all fell. GlobalWafers was also weighed down by issues related to its failed takeover of Germany-based silicon wafer maker Siltronic.

Bond allocations

Capital Income Builder’s bond allocations aim to complement its global equity investments in both higher-yielding stocks with lower-dividend growth potential and stocks with lower current yields and prospects for faster dividend growth. Fixed income investments tend to include well-diversified, higher-quality securities, with the goal of providing income and cushioning equity volatility. U.S. bonds declined over the fiscal year, but still held up better than global stocks, with the Bloomberg U.S. Aggregate Index falling 15.68% versus a 19.96% decline for the MSCI ACWI Index. Bond allocations now offer more income opportunities than a year ago, in the view of managers; exposure to bonds has notably increased to 19.6% of total assets from 15.3% as of October 31, 2021. The fund remains focused on high-quality, lower-risk bonds as a source of steady income. As bond valuations have become more attractive, the fund has seen increased exposure to select mortgage-backed securities.

Moving forward

The world is currently facing a variety of economic, geopolitical and market-based crosscurrents. Inflation appears likely to persist, concerns about recession loom and higher interest rates have become a reality across key developed markets. More broadly, current circumstances appear to reflect longer-term shifts from deflation to inflation and lower to higher interest rates, heightened geopolitical risk, the redistribution of global supply chains, and a multiyear global energy transition.

Against this backdrop, dividend-paying stocks have garnered investor attention after a decade-long period of growth-oriented stocks dominating markets. In a rising and more normalized interest rate environment, total return is likely to be driven by a combination of capital appreciation and dividend returns. For more historical context, dividend returns represented more than one-third of total S&P 500 returns from January 1926 to September 2022, with capital appreciation making up the rest of the return. (By contrast, dividends constituted more than 70% of S&P 500 returns in the 1970s, when inflation was rampant.*) Capital Income Builder was created in 1987 after a period of high inflation to help provide a stream of dividends in an attempt to counter inflation. Dividend payers tend to hold up well in inflationary environments.

We recognize the immediate challenges and opportunities across a range of possible economic scenarios, while staying firmly grounded in Capital Income Builder’s key driving philosophy of finding higher-yielding stocks with predictable growth. The fund continues to focus on companies with sound, improving capital allocation that we believe are poised to maintain healthy balance sheets and pay sustainable dividends. This includes convictions in companies with low starting yields that we believe can grow dividends reliably over time, bond proxies that are typically higher yielding but have lower growth, and cyclical companies with significant cash flow in areas such as aerospace and energy. We continue to find attractive dividend opportunities across the globe. In our view, many non-U.S. companies offer relatively appealing valuations, strong dividend culture and potential currency-related benefits, especially if dollar strength starts to wane.

Given the scope of many different economic and market-related crosscurrents, we believe Capital Income Builder’s focus on income has the potential to benefit investors, especially in light of its emphasis on companies that can adapt and continue to provide sustainable dividend growth in an uncertain environment. We expect that the fund’s focus on high-quality, lower-risk bonds should also offer further stability through volatile periods.

We would like to thank you for your continued support and look forward to reporting to you again in six months.

Sincerely,

David A. Hoag
Co-President

Winnie Kwan
Co-President

Steven T. Watson
Co-President

December 8, 2022

For current information about the fund, visit capitalgroup.com.

*	Source: Capital/S&P Dow Jones indexes. Dividends constituted 4.2% of the S&P 500’s total return from January 1, 1970, to December 31, 1979, while capital appreciation made up 1.7%. From January 1, 1926, to September 30, 2022, dividends constituted 3.8% of the S&P 500’s total return, while capital appreciation made up 6.2%.

Capital Income Builder	3

The value of a long-term perspective

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[3]	The 70%/30% MSCI ACWI/Bloomberg Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly.
[4]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	For the period July 30, 1987, commencement of operations, through October 31, 1987.

$220,000
$200,000
$180,000
$160,000
140,000
120,000
90,000
60,000
30,000
10,000
0
Year ended October 31
1987[5]
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999

	1 year	5 years	10 years
Class F-2 shares	-9.21%	3.33%	5.53%
Class A shares*	-14.63	1.90	4.70

**Assumes payment of the maximum 5.75% sales charge.*

4	Capital Income Builder

How a hypothetical $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. As the chart below shows, over its lifetime Capital Income Builder has done demonstrably better than its primary benchmark. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Capital Income Builder	5

Investment portfolio October 31, 2022

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	66.30%
Eurozone*	6.14
United Kingdom	6.07
Canada	4.01
Switzerland	3.55
India	1.30
Brazil	1.10
Singapore	1.06
Hong Kong	.98
Other countries	5.42
Short-term securities & other assets less liabilities	4.07
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Common stocks 73.35%	Shares	Value (000)
Financials 13.29%
Zurich Insurance Group AG	3,525,191	$1,504,283
Toronto-Dominion Bank (CAD denominated)	14,222,612	910,243
JPMorgan Chase & Co.	6,041,003	760,441
PNC Financial Services Group, Inc.	4,332,697	701,160
CME Group, Inc., Class A	4,003,180	693,751
DBS Group Holdings, Ltd.	26,771,329	646,778
Morgan Stanley	7,838,387	644,080
Münchener Rückversicherungs-Gesellschaft AG	2,121,470	560,615
DNB Bank ASA	26,715,932	472,842
Power Corporation of Canada, subordinate voting shares	16,459,500	408,724
BlackRock, Inc.	564,743	364,773
Principal Financial Group, Inc.	3,792,800	334,259
Webster Financial Corp.	5,822,182	315,912
American International Group, Inc.	4,926,520	280,812
B3 SA-Brasil, Bolsa, Balcao	94,751,330	275,880
Blackstone, Inc., nonvoting shares	2,966,119	270,332
Tryg A/S	12,163,039	263,221
East West Bancorp, Inc.	2,668,647	190,995
Travelers Companies, Inc.	1,001,700	184,774
Ping An Insurance (Group) Company of China, Ltd., Class H	40,046,667	160,194
Ping An Insurance (Group) Company of China, Ltd., Class A	2,804,884	13,892
AIA Group, Ltd.	22,469,800	170,177
State Street Corp.	2,268,303	167,854
Kaspi.kz JSC[1]	2,447,140	160,288
KBC Groep NV	2,979,119	149,267
Citizens Financial Group, Inc.	3,587,962	146,748
National Bank of Canada	2,053,000	139,785
OneMain Holdings, Inc.	3,542,856	136,612
ING Groep NV	13,717,920	134,944
Wells Fargo & Company	2,556,514	117,574
Swedbank AB, Class A	7,814,300	116,529
KeyCorp	6,498,537	116,129
China Pacific Insurance (Group) Co., Ltd., Class H	69,619,612	112,283
Corebridge Financial, Inc.[2]	4,000,000	90,680
Truist Financial Corp.	2,020,500	90,498
Franklin Resources, Inc.	3,799,500	89,098
EFG International AG	10,030,543	82,140
BNP Paribas SA	1,607,000	75,428
TPG, Inc., Class A2	2,401,693	73,852
Bank Central Asia Tbk PT	128,165,200	72,310
Great-West Lifeco, Inc.[2]	3,060,000	70,843
Citigroup, Inc.	1,460,000	66,956
Hang Seng Bank, Ltd.	4,630,800	65,188

6	Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Euronext NV	999,658	$63,523
Patria Investments, Ltd., Class A3	4,432,700	63,033
Banco Santander, SA	18,170,300	47,083
Cullen/Frost Bankers, Inc.	297,924	46,193
Hong Kong Exchanges and Clearing, Ltd.	1,619,200	43,112
Vontobel Holding AG	722,067	40,670
Macquarie Group, Ltd.	349,591	37,903
China Merchants Bank Co., Ltd., Class H	8,228,000	27,044
SouthState Corp.	214,206	19,371
IIFL Wealth Management, Ltd.	760,130	16,266
UniCredit SpA	1,105,058	13,703
Jonah Energy Parent, LLC[4]	1,631	81
Moscow Exchange MICEX-RTS PJSC[4,5]	85,235,374	—	[6]
Sberbank of Russia PJSC[4,5,7]	19,327,472	—	[6]
		12,821,126

Consumer staples 10.27%
Philip Morris International, Inc.	23,047,508	2,116,914
British American Tobacco PLC	36,080,352	1,420,678
British American Tobacco PLC (ADR)	5,339,964	211,569
Nestlé SA	7,926,274	863,116
PepsiCo, Inc.	4,360,157	791,717
General Mills, Inc.	9,602,257	783,352
Altria Group, Inc.	16,618,974	768,960
Imperial Brands PLC	18,410,813	448,451
Kimberly-Clark Corp.	3,457,945	430,376
ITC, Ltd.	100,224,616	422,196
Unilever PLC (GBP denominated)	5,086,840	231,856
Carlsberg A/S, Class B	1,849,873	218,028
Danone SA	4,292,863	213,564
Keurig Dr Pepper, Inc.	5,079,438	197,285
Anheuser-Busch InBev SA/NV	3,286,679	164,352
Kraft Heinz Company	2,880,637	110,818
Procter & Gamble Company	671,222	90,393
Mondelez International, Inc.	1,289,056	79,251
Vector Group, Ltd.	6,328,252	67,206
Seven & i Holdings Co., Ltd.	1,730,200	64,626
Viscofan, SA, non-registered shares	779,691	46,424
Reckitt Benckiser Group PLC	602,632	39,946
Scandinavian Tobacco Group A/S	2,058,240	34,503
Wuliangye Yibin Co., Ltd., Class A	1,569,956	28,716
Hilton Food Group PLC	2,800,821	19,593
Kimberly-Clark de México, SAB de CV, ordinary participation certificates, Class A	12,310,685	19,423
Coca-Cola HBC AG (CDI)	636,500	13,887
Haleon PLC[5]	3,284,000	10,093
		9,907,293

Health care 9.42%
AbbVie, Inc.	15,298,693	2,239,729
Amgen, Inc.	4,741,895	1,281,971
Gilead Sciences, Inc.	13,892,977	1,090,043
Medtronic PLC	7,216,561	630,294
AstraZeneca PLC	5,314,855	624,989
Abbott Laboratories	5,862,665	580,052
Novartis AG	6,628,923	535,557
Bristol-Myers Squibb Company	6,563,686	508,489
Pfizer, Inc.	7,911,544	368,282
UnitedHealth Group, Inc.	614,542	341,163
Roche Holding AG, nonvoting non-registered shares	888,794	295,170
GSK PLC	11,330,890	185,662
Royalty Pharma PLC, Class A	3,759,287	159,093
Merck & Co., Inc.	702,500	71,093
CVS Health Corp.	669,922	63,442
EBOS Group, Ltd.	2,658,446	57,961
Bayer AG	1,072,107	56,387
Koninklijke Philips NV (EUR denominated)	310,789	3,937
Organon & Co.	70,250	1,839
		9,095,153

Capital Income Builder	7

Common stocks (continued)	Shares	Value (000)
Information technology 6.98%
Broadcom, Inc.	5,841,109	$2,746,023
Microsoft Corp.	6,287,744	1,459,574
Taiwan Semiconductor Manufacturing Company, Ltd.	51,783,456	626,753
Automatic Data Processing, Inc.	883,400	213,518
Texas Instruments, Inc.	1,198,011	192,437
Paychex, Inc.	1,520,436	179,883
Apple, Inc.	1,163,450	178,403
KLA Corp.	430,103	136,106
NetApp, Inc.	1,815,150	125,736
QUALCOMM, Inc.	1,015,727	119,510
Vanguard International Semiconductor Corp.	54,804,249	112,934
SAP SE	880,449	84,983
Tokyo Electron, Ltd.	314,000	83,391
GlobalWafers Co., Ltd.	7,363,753	81,927
Western Union Company	6,010,700	81,205
Analog Devices, Inc.	418,785	59,727
MediaTek, Inc.	2,989,467	54,738
Intel Corp.	1,604,123	45,605
Fidelity National Information Services, Inc.	529,032	43,904
Tripod Technology Corp.	12,630,424	34,964
International Business Machines Corp.	227,619	31,477
SINBON Electronics Co., Ltd.	3,987,072	30,996
BE Semiconductor Industries NV	326,200	16,673
		6,740,467

Industrials 6.83%
Raytheon Technologies Corp.	20,758,595	1,968,330
Lockheed Martin Corp.	1,167,324	568,113
BAE Systems PLC	48,702,793	454,862
Honeywell International, Inc.	2,195,550	447,936
RELX PLC	11,642,336	312,557
RELX PLC (ADR)	759,134	20,466
L3Harris Technologies, Inc.	1,233,957	304,133
Siemens AG	2,500,430	273,397
Kone OYJ, Class B	6,371,100	260,979
Trinity Industries, Inc.[3]	7,712,016	220,024
Deutsche Post AG	5,658,237	200,800
VINCI SA	2,097,947	193,190
Singapore Technologies Engineering, Ltd.	74,142,756	172,839
Illinois Tool Works, Inc.	650,000	138,794
BOC Aviation, Ltd.	16,978,156	113,661
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	6,602,714	102,275
Trelleborg AB, Class B	4,230,000	93,211
Ventia Services Group Pty, Ltd.[3]	48,847,735	86,550
Norfolk Southern Corp.	342,215	78,049
LIXIL Corp.	4,771,900	72,239
United Parcel Service, Inc., Class B	396,000	66,437
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	3,048,755	63,091
Waste Management, Inc.	382,611	60,594
General Dynamics Corp.	224,400	56,055
ITOCHU Corp.	1,951,900	50,525
Marubeni Corp.	5,050,000	44,253
Carrier Global Corp.	1,081,344	42,994
CCR SA, ordinary nominative shares	14,116,678	35,418
Airbus SE, non-registered shares	319,385	34,587
AB Volvo, Class B	1,935,186	31,689
Sulzer AG	374,355	24,955
		6,593,003

Utilities 6.34%
Dominion Energy, Inc.	11,728,074	820,613
DTE Energy Company	4,849,200	543,644
Power Grid Corporation of India, Ltd.	179,406,466	494,477
National Grid PLC	41,878,261	455,479
Iberdrola, SA, non-registered shares	41,961,778	426,091
E.ON SE	47,693,266	399,498
The Southern Co.	5,832,500	381,912
Engie SA	22,511,806	292,641

8	Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
ENGIE SA, bonus dividend	3,818,624	$49,640
Edison International	5,359,531	321,786
AES Corp.	9,541,613	249,609
Entergy Corp.	2,209,425	236,718
Evergy, Inc.	3,750,568	229,272
Duke Energy Corp.	2,412,000	224,750
Public Service Enterprise Group, Inc.	2,527,930	141,741
Sempra Energy	875,819	132,196
CenterPoint Energy, Inc.	4,465,549	127,759
Exelon Corp.	3,270,868	126,223
Enel SpA	27,463,619	122,650
SSE PLC	6,716,533	119,851
NextEra Energy, Inc.	1,226,469	95,051
ENN Energy Holdings, Ltd.	5,081,900	50,530
Power Assets Holdings, Ltd.	9,434,000	45,129
CMS Energy Corp.	352,820	20,129
American Electric Power Company, Inc.	120,522	10,596
		6,117,985

Energy 6.32%
Canadian Natural Resources, Ltd. (CAD denominated)[2]	15,064,682	903,538
TC Energy Corp. (CAD denominated)	16,592,645	728,817
TC Energy Corp.	1,387,400	60,935
Chevron Corp.	4,200,335	759,841
Exxon Mobil Corp.	5,570,288	617,244
TotalEnergies SE	7,980,721	434,571
EOG Resources, Inc.	3,127,408	426,954
BP PLC	70,864,879	389,923
Shell PLC (GBP denominated)	10,113,335	278,815
Shell PLC (ADR)	738,100	41,061
ConocoPhillips	2,289,004	288,620
Pioneer Natural Resources Company	909,940	233,318
Woodside Energy Group, Ltd.	7,591,011	174,704
Woodside Energy Group, Ltd. (CDI)	2,125,736	49,146
Enbridge, Inc. (CAD denominated)[2]	4,457,700	173,681
Schlumberger, Ltd.	3,258,133	169,521
Equitrans Midstream Corp.	18,872,981	158,910
Baker Hughes Co., Class A	4,650,800	128,641
DT Midstream, Inc.	1,195,562	71,375
Galp Energia, SGPS, SA, Class B	1,006,588	10,221
Constellation Oil Services Holding SA, Class B-1[4,5]	282,550	—	[6]
Gazprom PJSC[4,7]	84,735,990	—	[6]
		6,099,836

Real estate 6.01%
VICI Properties, Inc. REIT[3]	52,658,330	1,686,120
Crown Castle, Inc. REIT	11,951,934	1,592,715
Equinix, Inc. REIT	823,841	466,656
Gaming and Leisure Properties, Inc. REIT	8,273,693	414,677
Federal Realty Investment Trust REIT	2,500,000	247,450
Link REIT	32,738,146	193,518
American Tower Corp. REIT	869,676	180,188
CK Asset Holdings, Ltd.	28,272,934	156,318
Charter Hall Group REIT	13,076,087	108,232
POWERGRID Infrastructure Investment Trust[3]	59,148,100	98,707
Mindspace Business Parks REIT	21,491,600	92,242
Extra Space Storage, Inc. REIT	513,464	91,109
Embassy Office Parks REIT	21,328,000	88,731
Americold Realty Trust, Inc. REIT	2,701,312	65,507
CTP NV	6,006,045	62,322
Digital Realty Trust, Inc. REIT	610,751	61,228
Kimco Realty Corp. REIT	2,819,000	60,270
Sun Hung Kai Properties, Ltd.	5,568,353	59,907
Longfor Group Holdings, Ltd.	25,875,500	32,964
CubeSmart REIT	727,081	30,443
Douglas Elliman, Inc.	2,245,900	10,376
TAG Immobilien AG	658,445	4,129
		5,803,809

Capital Income Builder	9

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 2.71%
McDonald’s Corp.	1,815,766	$495,087
Home Depot, Inc.	1,138,335	337,095
Starbucks Corp.	3,619,300	313,395
Industria de Diseño Textil, SA	13,201,427	299,282
Kering SA	495,863	227,230
Midea Group Co., Ltd., Class A	35,149,235	193,502
LVMH Moët Hennessy-Louis Vuitton SE	251,902	159,074
YUM! Brands, Inc.	902,600	106,733
Darden Restaurants, Inc.	623,503	89,248
Restaurant Brands International, Inc.	1,393,243	82,731
Galaxy Entertainment Group, Ltd.	17,447,000	79,682
Cie. Financière Richemont SA, Class A	687,066	67,201
Hasbro, Inc.	663,260	43,278
OPAP SA	2,405,363	29,476
Mercedes-Benz Group AG	494,395	28,631
Inchcape PLC	2,546,035	21,723
Kindred Group PLC (SDR)	1,933,000	16,807
Thule Group AB	828,459	16,327
VF Corp.	397,691	11,235
		2,617,737

Communication services 2.71%
Comcast Corp., Class A	19,657,649	623,934
Verizon Communications, Inc.	10,020,406	374,463
SoftBank Corp.	33,512,558	330,291
BCE, Inc.	5,561,882	250,874
Koninklijke KPN NV	81,065,231	226,799
Singapore Telecommunications, Ltd.	117,092,300	206,789
Nippon Telegraph and Telephone Corp.	6,654,900	183,228
HKT Trust and HKT, Ltd., units	100,055,060	113,061
Warner Music Group Corp., Class A	2,928,864	76,209
Omnicom Group, Inc.	931,500	67,767
WPP PLC	7,309,271	64,208
Indus Towers, Ltd.	18,916,173	42,390
Pearson PLC	2,478,885	27,302
ProSiebenSat.1 Media SE	3,562,000	24,219
		2,611,534

Materials 2.47%
Vale SA (ADR), ordinary nominative shares	30,925,978	400,182
Vale SA, ordinary nominative shares	19,740,969	256,551
Rio Tinto PLC	7,048,863	366,755
Linde PLC	781,484	232,374
Air Products and Chemicals, Inc.	855,988	214,339
BHP Group, Ltd. (CDI)	7,292,000	173,647
International Flavors & Fragrances, Inc.	1,645,521	160,619
LyondellBasell Industries NV	1,630,155	124,625
Evonik Industries AG	4,821,154	88,882
Sociedad Química y Minera de Chile SA, Class B (ADR)	936,668	87,747
BASF SE	1,925,521	86,458
UPM-Kymmene OYJ	1,677,885	56,229
Asahi Kasei Corp.	8,589,800	55,140
Nexa Resources SA	4,624,901	23,217
WestRock Co.	662,600	22,568
Shin-Etsu Chemical Co., Ltd.	178,600	18,665
Fortescue Metals Group, Ltd.	1,982,847	18,644
		2,386,642

Total common stocks (cost: $58,698,846,000)		70,794,585

Preferred securities 0.06%
Information technology 0.05%
Samsung Electronics Co., Ltd., nonvoting preferred shares	1,163,110	43,521

10	Capital Income Builder

Preferred securities (continued)	Shares		Value (000)
Financials 0.01%
CoBank, ACB, Class E, 5.006% noncumulative preferred shares[1,8]		13,000	$10,368

Total preferred securities (cost: $50,246,000)			53,889

Rights & warrants 0.00%
Consumer discretionary 0.00%
Compagnie Financière Richemont SA, Class A, warrants, expire 11/22/2023[5]		684,470	335

Total rights & warrants (cost: $0)			335

Convertible stocks 0.48%
Utilities 0.30%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		3,206,400	149,098
AES Corp., convertible preferred units, 6.875% 2/15/2024		913,000	89,940
American Electric Power Company, Inc., convertible preferred units, 6.125% 8/15/2023[2]		938,000	46,637
			285,675

Health care 0.11%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023[2]		84,600	110,696

Consumer discretionary 0.07%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 6/15/2023		623,573	66,647

Total convertible stocks (cost: $445,466,000)			463,018

Investment funds 2.49%
Capital Group Central Corporate Bond Fund[3]		305,300,361	2,402,714

Total investment funds (cost: $3,076,443,000)			2,402,714

Bonds, notes & other debt instruments 19.55%	Principal amount (000)
U.S. Treasury bonds & notes 8.87%
U.S. Treasury 5.90%
U.S. Treasury 7.625% 11/15/2022	USD	39,700	39,764
U.S. Treasury 7.125% 2/15/2023		299,800	302,333
U.S. Treasury 6.25% 8/15/2023		350,000	354,607
U.S. Treasury 2.25% 3/31/2024		300,000	290,227
U.S. Treasury 3.25% 8/31/2024		49,842	48,717
U.S. Treasury 4.25% 9/30/2024		858	854
U.S. Treasury 7.50% 11/15/2024[9]		331,275	350,374
U.S. Treasury 7.625% 2/15/2025		250,000	266,697
U.S. Treasury 2.875% 7/31/2025		100,000	95,995
U.S. Treasury 6.875% 8/15/2025		145,145	154,148
U.S. Treasury 6.00% 2/15/2026		206,000	215,431
U.S. Treasury 6.75% 8/15/2026		35,000	37,914
U.S. Treasury 6.50% 11/15/2026		178,000	192,091
U.S. Treasury 2.25% 2/15/2027		75	69
U.S. Treasury 6.625% 2/15/2027		65,000	70,712
U.S. Treasury 2.50% 3/31/2027		136,000	126,259
U.S. Treasury 2.75% 7/31/2027		475,000	444,292
U.S. Treasury 6.375% 8/15/2027		85,000	92,476
U.S. Treasury 4.125% 10/31/2027		952	948
U.S. Treasury 6.125% 11/15/2027[9]		499,614	540,324
U.S. Treasury 2.875% 8/15/2028		160,000	148,740
U.S. Treasury 5.50% 8/15/2028		140,000	148,628
U.S. Treasury 5.25% 11/15/2028		89,000	93,414
U.S. Treasury 5.25% 2/15/2029		25,000	26,306
U.S. Treasury 6.125% 8/15/2029		30,000	33,333
U.S. Treasury 6.25% 5/15/2030		274,563	310,970
U.S. Treasury 1.875% 2/15/2032		195,000	162,394
U.S. Treasury 2.875% 5/15/2032		300,000	272,203
U.S. Treasury 2.75% 8/15/2032		1,151	1,031

Capital Income Builder	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.125% 5/15/2040[9]	USD	228,288	$136,871
U.S. Treasury 2.50% 2/15/2046		29,300	21,056
U.S. Treasury 2.875% 11/15/2046		20,300	15,692
U.S. Treasury 3.00% 5/15/2047		116,000	91,746
U.S. Treasury 3.00% 2/15/2049[9]		228,388	183,256
U.S. Treasury 2.875% 5/15/2049		41,800	32,717
U.S. Treasury 1.375% 8/15/2050		40,000	21,439
U.S. Treasury 2.00% 8/15/2051		40,000	25,330
U.S. Treasury 1.875% 11/15/2051		58,498	35,815
U.S. Treasury 2.25% 2/15/2052[9]		220,000	148,257
U.S. Treasury 2.875% 5/15/2052		2,249	1,753
U.S. Treasury 3.00% 8/15/2052[9]		200,000	160,787
			5,695,970

U.S. Treasury inflation-protected securities 2.97%
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2023[10]		275,640	275,023
U.S. Treasury Inflation-Protected Security 0.625% 4/15/2023[10]		319,953	317,904
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2023[10]		239,587	237,632
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[10]		306,081	301,297
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[10]		149,188	146,156
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[10]		602,434	587,393
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[10]		247,702	240,540
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[10]		52,589	50,816
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[10]		225,759	213,189
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[10]		150,089	141,442
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[10]		199,106	176,542
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[10]		1,001	1,051
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[9,10]		158,542	131,682
U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050[10]		3,341	2,244
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[10]		59,496	38,372
			2,861,283

Total U.S. Treasury bonds & notes			8,557,253

Mortgage-backed obligations 7.15%
Federal agency mortgage-backed obligations 6.41%
BX Trust, Series 2021-ACNT, Class D, (1-month USD-LIBOR + 1.85%) 5.262% 11/15/2038[1,8,11]		1,121	1,056
Fannie Mae Pool #930337 6.00% 1/1/2024[11]		1	1
Fannie Mae Pool #AA8755 4.50% 7/1/2024[11]		569	565
Fannie Mae Pool #AA8211 4.50% 8/1/2024[11]		84	83
Fannie Mae Pool #AX9959 3.50% 12/1/2029[11]		219	209
Fannie Mae Pool #BA2999 3.50% 11/1/2030[11]		247	237
Fannie Mae Pool #683351 5.50% 2/1/2033[11]		82	83
Fannie Mae Pool #CA1299 3.50% 3/1/2033[11]		101	97
Fannie Mae Pool #MA3438 3.50% 8/1/2033[11]		275	261
Fannie Mae Pool #MA3658 3.50% 5/1/2034[11]		381	361
Fannie Mae Pool #CA4490 3.50% 8/1/2034[11]		532	504
Fannie Mae Pool #887695 6.00% 6/1/2036[11]		1,122	1,161
Fannie Mae Pool #894308 6.00% 10/1/2036[11]		168	170
Fannie Mae Pool #902164 6.00% 11/1/2036[11]		1,016	1,049
Fannie Mae Pool #902503 6.00% 11/1/2036[11]		808	837
Fannie Mae Pool #903076 6.00% 12/1/2036[11]		1,405	1,456
Fannie Mae Pool #AD0249 5.50% 4/1/2037[11]		110	112
Fannie Mae Pool #AS9772 3.50% 6/1/2037[11]		35	33
Fannie Mae Pool #966172 7.00% 7/1/2037[11]		131	132
Fannie Mae Pool #256845 6.50% 8/1/2037[11]		69	72
Fannie Mae Pool #256960 6.50% 11/1/2037[11]		381	402
Fannie Mae Pool #257137 7.00% 3/1/2038[11]		23	25
Fannie Mae Pool #963269 5.50% 5/1/2038[11]		1,190	1,222
Fannie Mae Pool #963341 5.50% 5/1/2038[11]		272	279
Fannie Mae Pool #963454 5.50% 6/1/2038[11]		989	1,015
Fannie Mae Pool #963796 5.50% 6/1/2038[11]		333	339
Fannie Mae Pool #929964 6.00% 9/1/2038[11]		506	523
Fannie Mae Pool #970772 5.50% 11/1/2038[11]		48	48
Fannie Mae Pool #AE0392 5.50% 12/1/2039[11]		66	67
Fannie Mae Pool #AL0152 6.00% 6/1/2040[11]		3,625	3,736
Fannie Mae Pool #AE8073 4.00% 12/1/2040[11]		213	200

12	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #AL1571 5.00% 6/1/2041[11]	USD	3,124	$3,130
Fannie Mae Pool #AL0913 6.00% 7/1/2041[11]		2,563	2,648
Fannie Mae Pool #AJ0257 4.00% 9/1/2041[11]		76	71
Fannie Mae Pool #AJ4154 4.00% 11/1/2041[11]		210	198
Fannie Mae Pool #AB4050 4.00% 12/1/2041[11]		410	385
Fannie Mae Pool #AJ4189 4.00% 12/1/2041[11]		238	224
Fannie Mae Pool #AJ9165 4.00% 1/1/2042[11]		5,565	5,228
Fannie Mae Pool #890407 4.00% 2/1/2042[11]		557	523
Fannie Mae Pool #AL2745 4.00% 3/1/2042[11]		1,689	1,586
Fannie Mae Pool #AO6721 4.00% 6/1/2042[11]		10,749	10,097
Fannie Mae Pool #AO1820 4.00% 6/1/2042[11]		903	848
Fannie Mae Pool #890445 4.00% 7/1/2042[11]		1,271	1,194
Fannie Mae Pool #AS0831 4.50% 10/1/2043[11]		585	558
Fannie Mae Pool #AW4156 4.00% 5/1/2044[11]		2,159	2,023
Fannie Mae Pool #AW4026 4.00% 6/1/2044[11]		2,645	2,478
Fannie Mae Pool #AX2782 4.00% 9/1/2044[11]		2,704	2,530
Fannie Mae Pool #AY1313 4.00% 3/1/2045[11]		5,096	4,748
Fannie Mae Pool #AS6840 4.00% 3/1/2046[11]		6,107	5,721
Fannie Mae Pool #AL8522 3.50% 5/1/2046[11]		944	850
Fannie Mae Pool #BC8719 4.00% 6/1/2046[11]		2,458	2,301
Fannie Mae Pool #BC8720 4.00% 6/1/2046[11]		1,779	1,666
Fannie Mae Pool #AS7598 4.00% 7/1/2046[11]		5,672	5,309
Fannie Mae Pool #BD1967 4.00% 7/1/2046[11]		1,808	1,691
Fannie Mae Pool #BD5477 4.00% 7/1/2046[11]		38	36
Fannie Mae Pool #MA2691 4.50% 7/1/2046[11]		1,084	1,041
Fannie Mae Pool #AS7759 4.00% 8/1/2046[11]		13,369	12,516
Fannie Mae Pool #AS7760 4.00% 8/1/2046[11]		5,784	5,414
Fannie Mae Pool #AS7939 4.00% 9/1/2046[11]		9,136	8,552
Fannie Mae Pool #AL9190 4.00% 9/1/2046[11]		1,497	1,401
Fannie Mae Pool #BC4712 4.00% 10/1/2046[11]		5,044	4,697
Fannie Mae Pool #BC4801 4.00% 11/1/2046[11]		3,401	3,166
Fannie Mae Pool #MA2907 4.00% 2/1/2047[11]		28	27
Fannie Mae Pool #AS9313 4.00% 3/1/2047[11]		4,688	4,388
Fannie Mae Pool #BE3229 4.00% 3/1/2047[11]		1,718	1,599
Fannie Mae Pool #BD7165 4.00% 4/1/2047[11]		28	26
Fannie Mae Pool #AS9454 4.00% 4/1/2047[11]		18	17
Fannie Mae Pool #BM4187 4.50% 5/1/2047[11]		16,386	15,873
Fannie Mae Pool #BH2491 4.00% 6/1/2047[11]		2,532	2,367
Fannie Mae Pool #MA3058 4.00% 7/1/2047[11]		3,044	2,840
Fannie Mae Pool #CA0243 4.50% 8/1/2047[11]		15,382	14,714
Fannie Mae Pool #BJ1668 4.00% 12/1/2047[11]		2,933	2,744
Fannie Mae Pool #MA3211 4.00% 12/1/2047[11]		555	517
Fannie Mae Pool #BJ2751 4.50% 5/1/2048[11]		7,997	7,644
Fannie Mae Pool #CA2033 4.00% 7/1/2048[11]		10,346	9,584
Fannie Mae Pool #CA2157 4.00% 8/1/2048[11]		21,531	19,945
Fannie Mae Pool #BF0320 5.50% 1/1/2049[11]		13,514	13,954
Fannie Mae Pool #BF0572 5.50% 4/1/2049[11]		29,819	29,686
Fannie Mae Pool #FM2675 4.00% 6/1/2049[11]		6,322	5,862
Fannie Mae Pool #FM1262 4.00% 7/1/2049[11]		18,165	16,827
Fannie Mae Pool #BO2264 3.00% 10/1/2049[11]		11,069	9,493
Fannie Mae Pool #CA4819 4.00% 12/1/2049[11]		9,057	8,343
Fannie Mae Pool #BO6274 3.00% 1/1/2050[11]		16,925	14,522
Fannie Mae Pool #FM2872 3.00% 2/1/2050[11]		38,978	33,429
Fannie Mae Pool #CA5216 3.00% 2/1/2050[11]		16,680	14,363
Fannie Mae Pool #CA5226 3.00% 2/1/2050[11]		7,089	6,105
Fannie Mae Pool #FM2676 4.00% 3/1/2050[11]		5,885	5,415
Fannie Mae Pool #CA6309 3.00% 7/1/2050[11]		34,692	30,194
Fannie Mae Pool #FM4897 3.00% 11/1/2050[11]		6,823	5,929
Fannie Mae Pool #CA8046 3.00% 12/1/2050[11]		27,283	23,628
Fannie Mae Pool #FM9632 3.00% 11/1/2051[11]		45,436	38,945
Fannie Mae Pool #FM9631 3.00% 11/1/2051[11]		19,253	16,492
Fannie Mae Pool #CB2414 3.00% 12/1/2051[11]		22,258	19,172
Fannie Mae Pool #FS0972 3.50% 1/1/2052[11]		23,335	20,795
Fannie Mae Pool #FS0647 3.00% 2/1/2052[11]		14,733	12,744
Fannie Mae Pool #BF0142 5.50% 8/1/2056[11]		38,808	39,601
Fannie Mae Pool #BF0145 3.50% 3/1/2057[11]		32,100	28,681
Fannie Mae Pool #BF0339 5.00% 1/1/2059[11]		36,985	37,297

Capital Income Builder	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BF0342 5.50% 1/1/2059[11]	USD	26,412	$26,755
Fannie Mae Pool #BF0379 3.50% 4/1/2059[11]		78,726	70,340
Fannie Mae Pool #BF0497 3.00% 7/1/2060[11]		27,354	23,225
Fannie Mae Pool #BF0548 3.00% 7/1/2061[11]		21,243	17,969
Fannie Mae, Series 2001-25, Class ZA, 6.50% 6/25/2031[11]		190	192
Fannie Mae, Series 2006-65, Class PF, (1-month USD-LIBOR + 0.28%) 3.866% 7/25/2036[8,11]		572	562
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[11]		28	29
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[11]		39	42
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2/25/2027[8,11]		2,640	2,462
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 3/25/2036[11]		301	270
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 5/25/2036[11]		585	476
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 7/25/2036[11]		74	61
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 10/25/2036[11]		133	113
Freddie Mac Pool #G13173 5.50% 5/1/2023[11]		4	4
Freddie Mac Pool #ZK3460 3.50% 8/1/2026[11]		26	25
Freddie Mac Pool #RD5008 3.50% 9/1/2029[11]		171	162
Freddie Mac Pool #ZS7148 3.50% 4/1/2030[11]		9	9
Freddie Mac Pool #V62089 3.50% 6/1/2033[11]		285	270
Freddie Mac Pool #ZS8716 3.50% 9/1/2033[11]		230	217
Freddie Mac Pool #G18723 3.50% 2/1/2034[11]		3,715	3,520
Freddie Mac Pool #ZT1799 3.50% 3/1/2034[11]		535	506
Freddie Mac Pool #QN3000 1.50% 8/1/2035[11]		210	179
Freddie Mac Pool #ZA2505 3.50% 5/1/2038[11]		315	286
Freddie Mac Pool #A76884 5.00% 5/1/2038[11]		249	242
Freddie Mac Pool #G04697 5.50% 9/1/2038[11]		880	904
Freddie Mac Pool #A87873 5.00% 8/1/2039[11]		3,329	3,316
Freddie Mac Pool #G06789 6.00% 5/1/2040[11]		38	39
Freddie Mac Pool #G06061 4.00% 10/1/2040[11]		537	505
Freddie Mac Pool #Q00232 4.50% 4/1/2041[11]		4,892	4,745
Freddie Mac Pool #Q00850 4.50% 5/1/2041[11]		160	155
Freddie Mac Pool #G06841 5.50% 6/1/2041[11]		1,730	1,778
Freddie Mac Pool #G08456 5.00% 7/1/2041[11]		99	96
Freddie Mac Pool #G60546 4.00% 12/1/2042[11]		4,054	3,814
Freddie Mac Pool #Q21442 4.50% 8/1/2043[11]		315	300
Freddie Mac Pool #760014 2.745% 8/1/2045[8,11]		589	571
Freddie Mac Pool #G60138 3.50% 8/1/2045[11]		15,667	14,159
Freddie Mac Pool #G60279 4.00% 10/1/2045[11]		4,404	4,134
Freddie Mac Pool #Q41088 4.00% 6/1/2046[11]		10,400	9,696
Freddie Mac Pool #Q41905 4.00% 7/1/2046[11]		3,872	3,609
Freddie Mac Pool #Q42626 4.00% 8/1/2046[11]		3,896	3,633
Freddie Mac Pool #T65389 3.50% 9/1/2046[11]		58	51
Freddie Mac Pool #Q44227 4.00% 9/1/2046[11]		944	885
Freddie Mac Pool #Q49716 4.50% 8/1/2047[11]		350	332
Freddie Mac Pool #ZS4735 3.50% 9/1/2047[11]		2,866	2,577
Freddie Mac Pool #K39018 6.50% 10/1/2047[11]		49	49
Freddie Mac Pool #G08793 4.00% 12/1/2047[11]		17,669	16,429
Freddie Mac Pool #Q52596 4.50% 12/1/2047[11]		371	356
Freddie Mac Pool #SI2002 4.00% 3/1/2048[11]		900	836
Freddie Mac Pool #Q55986 4.50% 5/1/2048[11]		7,897	7,532
Freddie Mac Pool #ZT1704 4.50% 1/1/2049[11]		156,223	149,717
Freddie Mac Pool #SD0214 3.00% 11/1/2049[11]		40,605	34,818
Freddie Mac Pool #QA5741 3.00% 12/1/2049[11]		4,557	3,916
Freddie Mac Pool #QA5125 3.50% 12/1/2049[11]		1,445	1,294
Freddie Mac Pool #SD7551 3.00% 1/1/2052[11]		75,421	64,614
Freddie Mac Pool #RA7556 4.50% 6/1/2052[11]		83,287	78,378
Freddie Mac Pool #SD1584 4.50% 9/1/2052[11]		18,699	17,777
Freddie Mac Pool #RA7938 5.00% 9/1/2052[11]		3,461	3,347
Freddie Mac, Series 2122, Class QM, 6.25% 2/15/2029[11]		503	507
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 1/25/2023[11]		303	302
Freddie Mac, Series K030, Class A2, Multi Family, 3.25% 4/25/2023[11]		8,427	8,374
Freddie Mac, Series K036, Class A2, Multi Family, 3.527% 10/25/2023[11]		10,000	9,853
Freddie Mac, Series K050, Class A2, Multi Family, 3.334% 8/25/2025[11]		11,250	10,795
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 3/25/2026[11]		3,500	3,266
Freddie Mac, Series K064, Class A2, Multi Family, 3.224% 3/25/2027[8,11]		4,390	4,121
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 6/25/2027[11]		4,360	4,064
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 7/25/2027[11]		4,810	4,489

14	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac, Series K068, Class A2, Multi Family, 3.244% 8/25/2027[11]	USD	2,350	$2,196
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 9/25/2027[8,11]		8,906	8,295
Freddie Mac, Series 3135, Class OP, principal only, 0% 4/15/2026[11]		102	95
Freddie Mac, Series 3117, Class OG, principal only, 0% 2/15/2036[11]		71	60
Freddie Mac, Series 3136, Class OP, principal only, 0% 4/15/2036[11]		715	602
Freddie Mac, Series 3147, Class OD, principal only, 0% 4/15/2036[11]		269	228
Freddie Mac, Series 3155, Class FO, principal only, 0% 5/15/2036[11]		482	406
Freddie Mac, Series 3149, Class MO, principal only, 0% 5/15/2036[11]		137	116
Freddie Mac, Series 3149, Class AO, principal only, 0% 5/15/2036[11]		117	100
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[11]		8,686	7,615
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[11]		1,750	1,561
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[11]		9,088	8,470
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[8,11]		8,984	8,385
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[11]		9,323	8,101
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[8,11]		13,988	12,632
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[11]		7,871	7,090
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 6/25/2057[11]		14,615	14,153
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[11]		13,397	12,722
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[11]		9,780	8,780
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[11]		4,585	4,112
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[11]		1,472	1,395
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[11]		3,854	3,458
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[11]		2,387	2,144
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[11]		31,780	29,479
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[11]		702	666
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[11]		40,722	37,096
Government National Mortgage Assn. 4.00% 11/1/2052[11,12]		582,342	536,747
Government National Mortgage Assn. 4.50% 11/1/2052[11,12]		154,223	146,198
Government National Mortgage Assn. 5.00% 11/1/2052[11,12]		740,308	720,325
Government National Mortgage Assn. 5.50% 11/1/2052[11,12]		89,955	89,526
Government National Mortgage Assn. Pool #736682 4.50% 12/15/2037[11]		645	625
Government National Mortgage Assn. Pool #738938 6.50% 2/20/2039[11]		84	86
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[11]		840	884
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[11]		1,162	1,222
Government National Mortgage Assn. Pool #783539 5.00% 10/20/2040[11]		935	916
Government National Mortgage Assn. Pool #751708 3.50% 12/15/2040[11]		78	71
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[11]		1,071	1,081
Government National Mortgage Assn. Pool #005198 6.50% 9/20/2041[11]		356	370
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[11]		1,056	1,019
Government National Mortgage Assn. Pool #MA2894 4.50% 6/20/2045[11]		1,151	1,124
Government National Mortgage Assn. Pool #MA3246 4.50% 11/20/2045[11]		1,519	1,492
Government National Mortgage Assn. Pool #MA5077 3.50% 3/20/2048[11]		4,476	4,072
Government National Mortgage Assn. Pool #MA5468 5.00% 9/20/2048[11]		442	434
Government National Mortgage Assn. Pool #MA5530 5.00% 10/20/2048[11]		105	103
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[11]		592	570
Government National Mortgage Assn. Pool #MA5711 4.50% 1/20/2049[11]		982	944
Government National Mortgage Assn. Pool #MA5712 5.00% 1/20/2049[11]		1,236	1,213
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[11]		2,130	2,053
Government National Mortgage Assn. Pool #MA5878 5.00% 4/20/2049[11]		12,530	12,286
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[11]		7,793	7,710

Capital Income Builder	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #773426 4.70% 9/20/2061[11]	USD	9	$9
Government National Mortgage Assn. Pool #795485 4.677% 7/20/2062[11]		16	16
Government National Mortgage Assn. Pool #AG8088 4.95% 3/20/2064[11]		2	2
Government National Mortgage Assn. Pool #AG8117 4.886% 4/20/2064[11]		2	2
Government National Mortgage Assn. Pool #AG8193 4.947% 9/20/2064[11]		2	2
Government National Mortgage Assn. Pool #AG8207 4.946% 11/20/2064[11]		2	2
Government National Mortgage Assn. Pool #AG8244 4.945% 1/20/2065[11]		2	2
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2/16/2035[11]		496	421
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 3/20/2037[11]		394	316
Uniform Mortgage-Backed Security 2.50% 11/1/2037[11,12]		50,000	45,059
Uniform Mortgage-Backed Security 2.50% 12/1/2037[11,12]		100,000	89,992
Uniform Mortgage-Backed Security 3.00% 11/1/2052[11,12]		10,770	9,157
Uniform Mortgage-Backed Security 4.00% 11/1/2052[11,12]		42,182	38,352
Uniform Mortgage-Backed Security 4.50% 11/1/2052[11,12]		170,910	160,362
Uniform Mortgage-Backed Security 5.00% 11/1/2052[11,12]		308,088	297,172
Uniform Mortgage-Backed Security 5.50% 11/1/2052[11,12]		900	888
Uniform Mortgage-Backed Security 6.00% 11/1/2052[11,12]		864	868
Uniform Mortgage-Backed Security 3.00% 12/1/2052[11,12]		256,650	218,192
Uniform Mortgage-Backed Security 4.00% 12/1/2052[11,12]		4,004	3,639
Uniform Mortgage-Backed Security 4.50% 12/1/2052[11,12]		784,836	735,845
Uniform Mortgage-Backed Security 5.00% 12/1/2052[11,12]		500,000	481,797
Uniform Mortgage-Backed Security 5.50% 12/1/2052[11,12]		1,136,525	1,119,160
Uniform Mortgage-Backed Security 6.00% 12/1/2052[11,12]		25,756	25,791
			6,189,050

Collateralized mortgage-backed obligations (privately originated) 0.37%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,8,11]		14,702	12,525
Bear Stearns ARM Trust, Series 2003-8, Class IIIA, 2.795% 1/25/2034[8,11]		305	239
BRAVO Residential Funding Trust, Series 2022-R1, Class A, 3.125% 1/29/2070 (6.125% on 1/29/2025)[1,11,13]		3,150	2,750
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 12/26/2030[1,8,11]		5,836	5,651
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,8,11]		14,286	13,394
Cascade Funding Mortgage Trust, Series 2021-HB7, Class M1, 2.125% 10/27/2031[1,8,11]		1,296	1,183
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,8,11]		10,909	10,324
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,8,11]		17,648	16,509
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 11/25/2032[11]		116	113
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 12/25/2032[11]		78	78
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 7/25/2033[11]		95	88
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[1,11]		8,250	8,732
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[1,8,11]		26,847	20,764
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2021-DNA6, Class M2, (30-day Average USD-SOFR + 1.50%) 4.497% 10/25/2041[1,8,11]		815	750
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 4.997% 4/25/2042[1,8,11]		8,041	7,886
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 5.147% 9/25/2042[1,8,11]		3,087	3,061
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 6.697% 9/25/2042[1,8,11]		5,838	5,807
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,8,11]		62,494	48,384
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[1,11]		18,702	17,417
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,11,13]		18,711	17,749
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[1,8,11]		2,175	2,021
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,11,13]		8,933	8,170
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 4.436% 11/25/2055[1,8,11]		24,241	23,395
Mill City Mortgage Trust, Series 2018-1, Class A1, 3.25% 5/25/2062[1,8,11]		161	155
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 4.336% 5/25/2055[1,8,11]		25,007	24,526

16	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,8,11]	USD	11,202	$8,608
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,8,11]		7,154	6,797
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[1,8,11]		2,492	2,458
Towd Point Mortgage Trust, Series 2017-5, Class A1, 4.186% 2/25/2057[1,8,11]		688	678
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 6/25/2057[1,8,11]		653	620
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[1,8,11]		346	339
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[1,8,11]		981	937
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[1,8,11]		1,270	1,213
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[1,8,11]		314	300
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,11]		72,185	64,214
Treehouse Park Improvement Association No.1 - Anleihen 9.75% 12/1/2033[1,4]		6,473	5,446
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,11]		19,525	16,943
			360,224

Commercial mortgage-backed securities 0.37%
Barclays Commercial Mortgage Securities, LLC, Series 2017-DELC, Class A, 4.387% 8/15/2036[1,8,11]		14,672	14,319
Barclays Commercial Mortgage Securities, LLC, Series 2022-C17, Class A5, 4.441% 9/15/2055[11]		8,633	7,873
Boca Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.7696%) 5.145% 5/15/2039[1,8,11]		10,389	10,135
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 5.274% 4/15/2037[1,8,11]		31,327	30,430
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 5.49% 6/15/2027[1,8,11]		31,020	30,668
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 4.112% 9/15/2036[1,8,11]		55,444	52,763
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 4.311% 10/15/2036[1,8,11]		26,562	24,957
BX Trust, Series 2021-ARIA, Class C, (1-month USD-LIBOR + 1.646%) 5.058% 10/15/2036[1,8,11]		3,984	3,685
BX Trust, Series 2021-ARIA, Class D, (1-month USD-LIBOR + 1.895%) 5.308% 10/15/2036[1,8,11]		1,380	1,253
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 4.867% 4/15/2037[1,8,11]		14,845	14,335
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 4.082% 6/15/2038[1,8,11]		11,509	10,938
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 4.512% 6/15/2038[1,8,11]		976	914
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 4.812% 6/15/2038[1,8,11]		3,704	3,463
BX Trust, Series 2021-ACNT, Class B, (1-month USD-LIBOR + 1.25%) 4.662% 11/15/2038[1,8,11]		1,996	1,883
BX Trust, Series 2021-ACNT, Class C, (1-month USD-LIBOR + 1.50%) 4.912% 11/15/2038[1,8,11]		392	368
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 5.827% 8/15/2039[1,8,11]		9,619	9,601
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 4.493% 7/15/2038[1,8,11]		10,246	9,854
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 5.113% 7/15/2038[1,8,11]		1,172	1,112
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 5.663% 7/15/2038[1,8,11]		1,228	1,164
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 4.332% 7/15/2025[1,8,11]		13,722	13,247
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 4.562% 5/17/2038[1,8,11]		35,000	33,750
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[1,11]		1,301	1,074
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.565% 1/5/2039[1,8,11]		1,046	837
La Quinta Mortgage Trust, Series 2022-LAQ, Class A, (1-month USD CME Term SOFR + 1.724%) 5.10% 3/15/2039[1,8,11]		10,415	10,051
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 4.462% 10/15/2038[1,8,11]		17,861	17,057
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.102% 5/15/2046[11]		3,000	2,961

Capital Income Builder	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 6.836% 10/15/2049[1,8,11]	USD	4,319	$3,994
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 4.143% 11/15/2038[1,8,11]		36,060	34,291
SREIT Trust, Series 2021-MFP, Class C, (1-month USD-LIBOR + 1.329%) 4.741% 11/15/2038[1,8,11]		1,038	976
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101% 3/15/2047[11]		4,000	3,899
			351,852

Total mortgage-backed obligations			6,901,126

Corporate bonds, notes & loans 2.64%
Energy 0.46%
AI Candelaria (Spain), SLU 7.50% 12/15/2028[1]		430	363
AI Candelaria (Spain), SLU 5.75% 6/15/2033[1]		1,495	975
Apache Corp. 4.25% 1/15/2030		17,930	15,992
Apache Corp. 5.35% 7/1/2049		1,250	966
Baker Hughes Holdings LLC 2.061% 12/15/2026		802	701
Bonanza Creek Energy, Inc. 5.00% 10/15/2026[1]		3,070	2,831
BP Capital Markets America, Inc. 2.721% 1/12/2032		3,000	2,436
Canadian Natural Resources, Ltd. 2.95% 1/15/2023		2,390	2,381
Canadian Natural Resources, Ltd. 3.80% 4/15/2024		1,975	1,929
Canadian Natural Resources, Ltd. 3.85% 6/1/2027		1,000	921
Canadian Natural Resources, Ltd. 2.95% 7/15/2030		3,873	3,181
Cenovus Energy, Inc. 5.25% 6/15/2037		2,150	1,871
Cenovus Energy, Inc. 5.40% 6/15/2047		5,935	5,070
Cheniere Energy Partners, LP 4.50% 10/1/2029		4,000	3,538
Chesapeake Energy Corp. 5.50% 2/1/2026[1]		6,570	6,378
Chesapeake Energy Corp. 5.875% 2/1/2029[1]		920	871
CNX Resources Corp. 7.25% 3/14/2027[1]		1,000	994
CNX Resources Corp. 7.375% 1/15/2031[1]		411	408
ConocoPhillips 3.80% 3/15/2052		1,000	746
Constellation Oil Services Holding SA 4.00% PIK 12/31/2026[14]		255	198
Continental Resources, Inc. 2.875% 4/1/2032[1]		2,296	1,680
Continental Resources, Inc. 4.90% 6/1/2044		2,000	1,422
CrownRock, L.P. 5.00% 5/1/2029[1]		3,000	2,730
DCP Midstream Operating, LP 5.625% 7/15/2027		6,000	5,835
DCP Midstream Operating, LP 3.25% 2/15/2032		2,250	1,794
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 4/22/2027[1,8,14]		443	410
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 4/22/2027[14]		402	372
Diamondback Energy, Inc. 4.25% 3/15/2052		2,101	1,522
DT Midstream, Inc. 4.125% 6/15/2029[1]		1,000	867
DT Midstream, Inc. 4.375% 6/15/2031[1]		2,915	2,463
Enbridge Energy Partners, LP 7.375% 10/15/2045		5,459	5,813
Enbridge, Inc. 3.40% 8/1/2051		718	466
Endeavor Energy Resources, LP 5.75% 1/30/2028[1]		2,000	1,948
Energean Israel Finance, Ltd. 4.50% 3/30/2024[1]		2,915	2,792
Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]		1,060	901
Energy Transfer Partners, LP 5.30% 4/15/2047		600	472
Energy Transfer Partners, LP 6.00% 6/15/2048		700	590
Energy Transfer Partners, LP 6.25% 4/15/2049		1,120	979
Energy Transfer Partners, LP 6.25% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.028% on 2/15/2023)[13]		5,000	4,165
Energy Transfer Partners, LP 6.50% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.694% on 11/15/2026)[13]		791	682
Energy Transfer Partners, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[13]		5,220	3,758
Enterprise Products Operating, LLC 4.20% 1/31/2050		2,795	2,060
Enterprise Products Operating, LLC 3.20% 2/15/2052		1,000	619
EQM Midstream Partners, LP 6.00% 7/1/2025[1]		2,500	2,425
EQM Midstream Partners, LP 4.125% 12/1/2026		2,000	1,770
EQM Midstream Partners, LP 7.50% 6/1/2027[1]		650	643
EQM Midstream Partners, LP 6.50% 7/1/2027[1]		1,255	1,227
EQM Midstream Partners, LP 4.50% 1/15/2029[1]		2,290	1,952
EQT Corp. 6.375% 2/1/2025[13]		2,000	2,007
EQT Corp. 3.90% 10/1/2027		4,020	3,618
EQT Corp. 5.00% 1/15/2029		155	144
EQT Corp. 7.25% 2/1/2030[13]		15,000	15,394

18	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQT Corp. 3.625% 5/15/2031[1]	USD	5,945	$4,953
Equinor ASA 3.625% 9/10/2028		13,165	12,213
Equinor ASA 3.25% 11/18/2049		7,583	5,251
Exxon Mobil Corp. 2.61% 10/15/2030		20,000	16,925
Exxon Mobil Corp. 3.452% 4/15/2051		2,000	1,433
Gray Oak Pipeline, LLC 2.60% 10/15/2025[1]		1,952	1,756
Guara Norte SARL 5.198% 6/15/2034[1]		1,191	936
Harbour Energy PLC 5.50% 10/15/2026[1]		2,000	1,805
Hess Midstream Operations, LP 5.50% 10/15/2030[1]		310	280
Hess Midstream Partners, LP 5.625% 2/15/2026[1]		1,000	982
Hilcorp Energy I, LP 6.25% 11/1/2028[1]		1,000	943
Hilcorp Energy I, LP 5.75% 2/1/2029[1]		1,665	1,527
Hilcorp Energy I, LP 6.00% 4/15/2030[1]		1,925	1,746
Hilcorp Energy I, LP 6.00% 2/1/2031[1]		450	410
Hilcorp Energy I, LP 6.25% 4/15/2032[1]		2,125	1,952
Kinder Morgan, Inc. 3.25% 8/1/2050		2,007	1,227
Kinder Morgan, Inc. 3.60% 2/15/2051		4,000	2,597
Kinder Morgan, Inc. 5.45% 8/1/2052		826	700
Leviathan Bond, Ltd. 6.75% 6/30/2030[1]		1,390	1,245
Magellan Midstream Partners, LP 3.95% 3/1/2050		4,000	2,736
Marathon Oil Corp. 4.40% 7/15/2027		3,375	3,147
Marathon Oil Corp. 5.20% 6/1/2045		3,500	2,877
MPLX, LP 1.75% 3/1/2026		1,846	1,611
MPLX, LP 2.65% 8/15/2030		1,994	1,572
MPLX, LP 4.95% 9/1/2032		3,333	3,021
MPLX, LP 4.95% 3/14/2052		1,500	1,163
Murphy Oil Corp. 5.875% 12/1/2027		2,005	1,950
Murphy Oil USA, Inc. 3.75% 2/15/2031[1]		1,000	835
Neptune Energy Group Holdings, Ltd. 6.625% 5/15/2025[1]		6,955	6,770
New Fortress Energy, Inc. 6.75% 9/15/2025[1]		1,800	1,770
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		8,085	7,859
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		7,435	6,739
NGPL PipeCo, LLC 7.768% 12/15/2037[1]		2,000	1,997
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[1]		3,000	2,844
Occidental Petroleum Corp. 5.50% 12/1/2025		1,400	1,406
Occidental Petroleum Corp. 3.00% 2/15/2027		4,000	3,648
Occidental Petroleum Corp. 6.125% 1/1/2031		5,000	5,019
Occidental Petroleum Corp. 4.625% 6/15/2045		3,000	2,465
Occidental Petroleum Corp. 4.40% 4/15/2046		2,000	1,631
Occidental Petroleum Corp. 4.40% 8/15/2049		6,000	4,856
Oleoducto Central SA 4.00% 7/14/2027[1]		1,065	869
ONEOK, Inc. 5.85% 1/15/2026		2,162	2,152
ONEOK, Inc. 4.55% 7/15/2028		203	184
ONEOK, Inc. 4.35% 3/15/2029		360	320
ONEOK, Inc. 3.10% 3/15/2030		2,234	1,808
ONEOK, Inc. 6.35% 1/15/2031		5,903	5,831
ONEOK, Inc. 4.95% 7/13/2047		628	477
ONEOK, Inc. 7.15% 1/15/2051		2,319	2,180
Pemex Project Funding Master Trust, Series 13, 6.625% 6/15/2035		10,000	6,961
Petróleos Mexicanos 6.875% 10/16/2025		5,500	5,294
Petróleos Mexicanos 4.50% 1/23/2026		2,032	1,794
Petróleos Mexicanos 6.50% 1/23/2029		60	48
Petróleos Mexicanos 8.75% 6/2/2029		16,668	14,874
Petróleos Mexicanos 6.84% 1/23/2030		2,500	2,000
Petróleos Mexicanos 5.95% 1/28/2031		580	419
Petróleos Mexicanos 6.70% 2/16/2032		6,205	4,703
Petróleos Mexicanos 6.75% 9/21/2047		944	570
Petrorio Luxembourg SARL 6.125% 6/9/2026[1]		2,370	2,150
Pioneer Natural Resources Company 1.90% 8/15/2030		3,933	3,025
Plains All American Pipeline, LP 3.80% 9/15/2030		1,135	948
Qatar Petroleum 3.30% 7/12/2051[1]		1,710	1,165
Range Resources Corp. 4.75% 2/15/2030[1]		445	394
Rattler Midstream Partners, LP 5.625% 7/15/2025[1]		1,000	1,028
Sabine Pass Liquefaction, LLC 5.625% 3/1/2025		6,450	6,427
Schlumberger BV 4.00% 12/21/2025[1]		24,405	23,499
Southwestern Energy Co. 8.375% 9/15/2028		320	332
Southwestern Energy Co. 5.375% 2/1/2029		5,455	5,095

Capital Income Builder	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Southwestern Energy Co. 5.375% 3/15/2030	USD	975	$903
Southwestern Energy Co. 4.75% 2/1/2032		550	476
Sunoco Logistics Operating Partners, LP 5.40% 10/1/2047		1,536	1,223
Sunoco, LP 6.00% 4/15/2027		1,000	982
Sunoco, LP 4.50% 5/15/2029		3,700	3,187
Superior Plus, LP and Superior General Partner, Inc. 4.50% 3/15/2029[1]		1,000	850
Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]		1,000	1,012
Targa Resources Partners, LP 6.875% 1/15/2029		3,110	3,106
Targa Resources Partners, LP 5.50% 3/1/2030		5,190	4,800
TransCanada Corp. 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[13]		49,286	45,974
TransCanada Corp., junior subordinated, (3-month USD-LIBOR + 2.21%) 5.115% 5/16/2067[8]		1,000	752
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		11,939	10,699
Transportadora de Gas Peru SA 4.25% 4/30/2028[1]		1,090	1,007
Valaris, Ltd. 8.25% Cash 4/30/2028[14]		221	218
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]		1,985	1,697
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]		1,000	804
Weatherford International, Ltd. 6.50% 9/15/2028[1]		2,000	1,913
Western Gas Partners, LP 3.95% 6/1/2025		1,520	1,443
Western Gas Partners, LP 4.65% 7/1/2026		3,105	2,946
Western Gas Partners, LP 5.45% 4/1/2044		1,000	814
Western Midstream Operating, LP 3.35% 2/1/2025[13]		5,040	4,801
Western Midstream Operating, LP 4.30% 2/1/2030[13]		4,755	4,192
Western Midstream Operating, LP 5.50% 2/1/2050[13]		3,956	3,088
Williams Companies, Inc. 5.30% 8/15/2052		1,750	1,478
			443,979

Communication services 0.37%
América Móvil, SAB de CV, 6.45% 12/5/2022	MXN	45,000	2,262
América Móvil, SAB de CV, 4.70% 7/21/2032	USD	2,500	2,294
América Móvil, SAB de CV, 8.46% 12/18/2036	MXN	147,200	6,090
AT&T, Inc. 2.25% 2/1/2032	USD	1,000	752
AT&T, Inc. 2.55% 12/1/2033		5,181	3,824
AT&T, Inc. 3.50% 9/15/2053		5,957	3,830
Cablevision Systems Corp. 5.50% 4/15/2027[1]		3,000	2,820
Cablevision Systems Corp. 5.75% 1/15/2030[1]		4,250	3,259
CCO Holdings, LLC 5.00% 2/1/2028[1]		6,000	5,440
CCO Holdings, LLC 6.375% 9/1/2029[1]		3,525	3,254
CCO Holdings, LLC 4.75% 3/1/2030[1]		2,475	2,084
CCO Holdings, LLC 4.50% 8/15/2030[1]		3,950	3,212
CCO Holdings, LLC 4.25% 2/1/2031[1]		3,650	2,890
CCO Holdings, LLC 4.75% 2/1/2032[1]		5,675	4,554
CCO Holdings, LLC 4.50% 6/1/2033[1]		24,425	18,569
CCO Holdings, LLC 4.25% 1/15/2034[1]		18,300	13,479
CCO Holdings, LLC and CCO Holdings Capital Corp. 5.125% 5/1/2027[1]		6,000	5,569
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.50% 3/1/2042		3,000	1,879
CCO Holdings, LLC and CCO Holdings Capital Corp. 3.90% 6/1/2052		3,000	1,863
Charter Communications Operating, LLC 3.70% 4/1/2051		2,000	1,202
Comcast Corp. 2.65% 2/1/2030		20,000	16,739
Comcast Corp. 2.45% 8/15/2052		1,000	548
DIRECTV Holdings, LLC and DIRECTV Financing Co., Inc. 5.875% 8/15/2027[1]		5,000	4,512
Embarq Corp. 7.995% 6/1/2036		725	293
Frontier Communications Corp. 5.875% 10/15/2027[1]		2,000	1,843
Frontier Communications Holdings, LLC 5.875% 11/1/2029		731	572
Gray Television, Inc. 7.00% 5/15/2027[1]		1,000	954
Lamar Media Corp. 4.875% 1/15/2029		5,650	5,120
Level 3 Communications, Inc. 3.875% 11/15/2029[1]		2,500	2,060
Level 3 Financing, Inc. 3.75% 7/15/2029[1]		2,015	1,536
Match Group, Inc. 4.625% 6/1/2028[1]		1,000	891
Meta Platforms, Inc. 3.85% 8/15/2032[1]		13,000	11,075
Meta Platforms, Inc. 4.45% 8/15/2052[1]		7,500	5,579
Netflix, Inc. 3.625% 6/15/2025[1]		5,575	5,301
Netflix, Inc. 4.875% 4/15/2028		275	261
Netflix, Inc. 5.875% 11/15/2028		4,569	4,546
Netflix, Inc. 5.375% 11/15/2029[1]		150	143
Netflix, Inc. 4.875% 6/15/2030[1]		6,650	6,167
OUTFRONT Media Capital, LLC 4.625% 3/15/2030[1]		6,650	5,510

20	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
SBA Tower Trust 1.631% 11/15/2026[1]	USD	22,469	$18,785
Scripps Escrow II, Inc. 3.875% 1/15/2029[1]		1,250	1,034
Sirius XM Radio, Inc. 4.00% 7/15/2028[1]		4,775	4,113
Sirius XM Radio, Inc. 3.875% 9/1/2031[1]		2,850	2,286
Sprint Corp. 6.875% 11/15/2028		35,170	36,348
Sprint Corp. 8.75% 3/15/2032		8,710	10,235
T-Mobile US, Inc. 3.50% 4/15/2025		6,550	6,252
T-Mobile US, Inc. 3.75% 4/15/2027		10,000	9,231
T-Mobile US, Inc. 3.875% 4/15/2030		8,975	7,947
T-Mobile US, Inc. 2.55% 2/15/2031		4,564	3,614
T-Mobile US, Inc. 2.875% 2/15/2031		636	513
T-Mobile US, Inc. 3.50% 4/15/2031		25,000	21,055
T-Mobile US, Inc. 3.00% 2/15/2041		4,200	2,830
T-Mobile US, Inc. 3.30% 2/15/2051		3,316	2,133
T-Mobile US, Inc. 3.40% 10/15/2052		5,200	3,371
Twitter, Inc. 3.875% 12/15/2027[1]		7,000	7,072
Twitter, Inc. 5.00% 3/1/2030[1]		875	881
Verizon Communications, Inc. 1.75% 1/20/2031		3,000	2,228
Verizon Communications, Inc. 2.55% 3/21/2031		23,150	18,309
Verizon Communications, Inc. 2.355% 3/15/2032		11,186	8,481
Verizon Communications, Inc. 2.875% 11/20/2050		4,250	2,514
Verizon Communications, Inc. 3.55% 3/22/2051		5,000	3,383
Verizon Communications, Inc. 3.875% 3/1/2052		5,000	3,542
Vodafone Group PLC 4.25% 9/17/2050		4,575	3,232
Warner Music Group 3.75% 12/1/2029[1]		1,000	834
WarnerMedia Holdings, Inc. 4.279% 3/15/2032[1]		5,138	4,156
WarnerMedia Holdings, Inc. 5.05% 3/15/2042[1]		5,499	4,032
WarnerMedia Holdings, Inc. 5.141% 3/15/2052[1]		7,934	5,551
			356,738

Consumer discretionary 0.37%
AutoNation, Inc. 3.85% 3/1/2032		5,750	4,483
Bayerische Motoren Werke AG 3.45% 4/1/2027[1]		1,075	993
Bayerische Motoren Werke AG 3.70% 4/1/2032[1]		850	731
Booking Holdings, Inc. 4.625% 4/13/2030		5,000	4,709
Burger King Corp. 3.875% 1/15/2028[1]		1,000	881
Burger King Corp. 4.00% 10/15/2030[1]		1,000	818
Carnival Corp. 10.50% 2/1/2026[1]		11,000	10,796
Carnival Corp. 4.00% 8/1/2028[1]		7,000	5,652
Daimler Trucks Finance North America, LLC 1.125% 12/14/2023[1]		50,000	47,659
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[1]		18,450	16,971
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[1]		1,850	1,501
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[1]		4,550	3,382
Empire Resorts, Inc. 7.75% 11/1/2026[1]		3,225	2,659
Ford Motor Co. 2.30% 2/10/2025		20,695	18,758
Ford Motor Co. 2.90% 2/10/2029		14,995	11,790
Ford Motor Co. 7.45% 7/16/2031		2,000	2,009
Ford Motor Co. 3.25% 2/12/2032		6,000	4,515
Ford Motor Credit Company, LLC 5.125% 6/16/2025		5,010	4,842
Ford Motor Credit Company, LLC 2.70% 8/10/2026		3,990	3,462
Ford Motor Credit Company, LLC 4.95% 5/28/2027		7,000	6,419
General Motors Company 6.80% 10/1/2027		3,226	3,271
Grand Canyon University 4.125% 10/1/2024		20,000	18,800
Grand Canyon University 4.375% 10/1/2026		3,000	2,760
Hanesbrands, Inc. 4.875% 5/15/2026[1]		1,000	919
Harley-Davidson, Inc. 3.35% 6/8/2025[1]		3,135	2,912
Hilton Worldwide Holdings, Inc. 5.75% 5/1/2028[1]		6,000	5,798
Hilton Worldwide Holdings, Inc. 4.00% 5/1/2031[1]		2,000	1,675
Home Depot, Inc. 2.95% 6/15/2029		4,775	4,221
International Game Technology PLC 4.125% 4/15/2026[1]		2,000	1,860
International Game Technology PLC 6.25% 1/15/2027[1]		7,000	6,952
KB Home 4.80% 11/15/2029		1,000	818
Las Vegas Sands Corp. 3.50% 8/18/2026		1,000	874
Las Vegas Sands Corp. 3.90% 8/8/2029		7,000	5,665
Lithia Motors, Inc. 3.875% 6/1/2029[1]		2,000	1,617
Lowe’s Companies, Inc. 4.05% 5/3/2047		4	3
Lowe’s Companies, Inc. 5.625% 4/15/2053		3,000	2,707

Capital Income Builder	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Macy’s Retail Holdings, LLC 5.875% 3/15/2030[1]	USD	555	$467
Marriott International, Inc. 5.00% 10/15/2027		1,500	1,445
Marriott International, Inc. 2.85% 4/15/2031		3,300	2,571
Marriott International, Inc. 2.75% 10/15/2033		670	487
McDonald’s Corp. 3.70% 1/30/2026		7,015	6,736
McDonald’s Corp. 2.125% 3/1/2030		4,136	3,366
McDonald’s Corp. 4.60% 9/9/2032		1,275	1,212
McDonald’s Corp. 4.45% 3/1/2047		2,100	1,715
McDonald’s Corp. 3.625% 9/1/2049		4,898	3,463
McDonald’s Corp. 5.15% 9/9/2052		655	590
Melco International Development, Ltd. 5.75% 7/21/2028[1]		1,000	580
Melco International Development, Ltd. 5.375% 12/4/2029[1]		6,415	3,596
MercadoLibre, Inc. 3.125% 1/14/2031		1,055	765
MGM Resorts International 6.00% 3/15/2023		4,000	4,003
MGM Resorts International 6.75% 5/1/2025		1,500	1,483
MGM Resorts International 4.75% 10/15/2028		2,000	1,739
Nordstrom, Inc. 2.30% 4/8/2024		4,000	3,759
Nordstrom, Inc. 4.25% 8/1/2031		4,000	2,910
QVC, Inc. 4.45% 2/15/2025		2,000	1,752
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[1]		22,280	24,023
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]		2,825	2,253
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]		2,815	2,810
Sally Holdings, LLC 5.625% 12/1/2025		3,000	2,835
Sands China, Ltd. 5.625% 8/8/2025		1,000	885
Sands China, Ltd. 4.30% 1/8/2026		1,000	821
Sands China, Ltd. 2.80% 3/8/2027[13]		1,000	742
Sands China, Ltd. 5.90% 8/8/2028		5,000	3,983
Sands China, Ltd. 3.35% 3/8/2029[13]		11,000	7,385
Sonic Automotive, Inc. 4.625% 11/15/2029[1]		1,560	1,226
Sonic Automotive, Inc. 4.875% 11/15/2031[1]		3,030	2,292
Starbucks Corp. 3.10% 3/1/2023		18,233	18,134
Starbucks Corp. 4.50% 11/15/2048		5,690	4,608
Stellantis Finance US, Inc. 1.711% 1/29/2027[1]		2,975	2,462
Stellantis Finance US, Inc. 5.625% 1/12/2028[1]		1,500	1,418
Stellantis Finance US, Inc. 6.375% 9/12/2032[1]		3,699	3,430
The Gap, Inc. 3.625% 10/1/2029[1]		1,000	704
VICI Properties, LP / VICI Note Co., Inc. 5.625% 5/1/2024[1]		2,245	2,219
VICI Properties, LP / VICI Note Co., Inc. 3.75% 2/15/2027[1]		3,390	2,978
Wyndham Worldwide Corp. 4.375% 8/15/2028[1]		3,560	3,140
Wynn Resorts Finance, LLC 7.75% 4/15/2025[1]		2,325	2,270
Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]		5,390	4,300
YUM! Brands, Inc. 4.75% 1/15/2030[1]		2,000	1,793
YUM! Brands, Inc. 3.625% 3/15/2031		1,000	805
			354,037

Financials 0.36%
ACE Capital Trust II, junior subordinated, 9.70% 4/1/2030		7,210	9,031
ACE INA Holdings, Inc. 4.35% 11/3/2045		3,230	2,639
AerCap Ireland Capital Designated Activity Company 3.00% 10/29/2028		4,000	3,234
AerCap Ireland Capital Designated Activity Company 3.30% 1/30/2032		5,314	3,995
AerCap Ireland Capital Designated Activity Company 3.85% 10/29/2041		5,079	3,384
American Express Co. 5.85% 11/5/2027		775	774
American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[13]		4,174	3,700
Aon Corp. / Aon Global Holdings PLC 3.90% 2/28/2052		4,000	2,842
Bank of America Corp. 4.948% 7/22/2028 (USD-SOFR + 2.04% on 7/22/2027)[13]		3,500	3,341
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[13]		8,000	5,878
Bank of America Corp. 2.972% 2/4/2033 (USD-SOFR + 1.33% on 2/4/2032)[13]		3,789	2,941
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[13]		4,210	3,866
Bank of America Corp. 3.846% 3/8/2037 (5-year CMT + 2.00% on 3/8/2032)[13]		5,000	4,012
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[1,13]		700	676
Bank of Nova Scotia 2.45% 2/2/2032		2,217	1,662
Barclays Bank PLC 5.501% 8/9/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 8/5/2027)[13]		1,000	924
Blackstone Holdings Finance Co. LLC 5.90% 11/3/2027[1]		2,000	1,996
BNP Paribas 3.50% 3/1/2023[1]		25,000	24,841
BNP Paribas 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,13]		1,275	983

22	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Charles Schwab Corp. 2.45% 3/3/2027	USD	1,775	$1,585
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[13]		8,537	6,661
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[13]		529	481
CME Group, Inc. 2.65% 3/15/2032		2,500	2,014
Coinbase Global, Inc. 3.375% 10/1/2028[1]		1,700	1,115
Coinbase Global, Inc. 3.625% 10/1/2031[1]		5,525	3,285
Commonwealth Bank of Australia 3.784% 3/14/2032[1]		3,000	2,331
Corebridge Financial, Inc. 3.85% 4/5/2029[1]		2,235	1,955
Corebridge Financial, Inc. 3.90% 4/5/2032[1]		2,803	2,346
Corebridge Financial, Inc. 4.35% 4/5/2042[1]		2,067	1,554
Corebridge Financial, Inc. 4.40% 4/5/2052[1]		4,688	3,433
Credit Suisse Group AG 3.80% 6/9/2023		12,050	11,751
Credit Suisse Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[1,13]		1,000	843
Credit Suisse Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[1,13]		4,000	3,614
Danske Bank AS 3.875% 9/12/2023[1]		9,250	9,058
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[1,13]		5,000	4,408
FS Energy and Power Fund 7.50% 8/15/2023[1]		6,480	6,507
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[13]		1,785	1,585
Goldman Sachs Group, Inc. 2.60% 2/7/2030		2,128	1,695
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[13]		3,125	2,388
Goldman Sachs Group, Inc. 2.65% 10/21/2032 (USD-SOFR + 1.264% on 10/21/2031)[13]		7,500	5,687
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[13]		12,500	9,803
Goldman Sachs Group, Inc. 3.436% 2/24/2043 (USD-SOFR + 1.632% on 2/24/2042)[13]		971	663
Groupe BPCE SA 2.75% 1/11/2023[1]		22,675	22,546
HSBC Holdings PLC 5.21% 8/11/2028 (USD-SOFR + 2.61% on 8/11/2027)[13]		2,000	1,833
HSBC Holdings PLC 7.39% 11/03/2028 (USD-SOFR + 7.39% on 11/3/2027)[13]		1,000	1,002
HSBC Holdings PLC 4.583% 6/19/2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[13]		12,500	10,866
HSBC Holdings PLC 5.402% 8/11/2033 (USD-SOFR + 2.87% on 8/11/2032)[13]		7,000	6,079
Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027		3,500	2,378
ING Groep NV 4.252% 3/28/2033 (USD-SOFR + 2.07% on 3/28/2032)[13]		1,988	1,654
Intercontinental Exchange, Inc. 2.65% 9/15/2040		2,275	1,504
Intesa Sanpaolo SpA 3.375% 1/12/2023[1]		4,100	4,078
Intesa Sanpaolo SpA 5.017% 6/26/2024[1]		9,100	8,594
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]		2,470	2,043
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[13]		2,750	2,422
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[13]		2,500	2,327
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[13]		2,245	2,136
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[13]		7,650	6,759
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[13]		2,775	2,036
JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[13]		785	604
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[13]		3,008	2,273
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[13]		10,763	8,418
JPMorgan Chase & Co. 4.586% 4/26/2033 (USD-SOFR + 1.80% on 4/26/2032)[13]		299	267
JPMorgan Chase & Co. 4.912% 7/25/2033 (USD-SOFR + 2.08% on 7/25/2032)[13]		825	751
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]		4,000	3,369
Lloyds Banking Group PLC 4.375% 3/22/2028		5,375	4,786
Lloyds Banking Group PLC 4.976% 8/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/11/2032)[13]		1,000	857
LPL Holdings, Inc. 4.625% 11/15/2027[1]		2,275	2,099
Marsh & McLennan Companies, Inc. 2.375% 12/15/2031		1,096	850
Metropolitan Life Global Funding I 4.30% 8/25/2029[1]		2,000	1,841
Mitsubishi UFJ Financial Group, Inc. 5.354% 9/13/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/13/2027)[13]		1,500	1,447
Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[13]		9,225	8,711
Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[13]		980	951
Morgan Stanley 4.21% 4/20/2028 (USD-SOFR + 1.61% on 4/20/2027)[13]		1,159	1,074
Morgan Stanley 6.296% 10/18/2028 (USD-SOFR + 2.44% on 10/18/2027)[13]		1,000	1,010
Morgan Stanley 2.943% 1/21/2033 (USD-SOFR + 1.29% on 1/21/2032)[13]		6,000	4,681
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[13]		940	857
Morgan Stanley 6.342% 10/18/2033 (USD-SOFR + 2.565% on 10/18/2032)[13]		1,000	1,015
Morgan Stanley 5.297% 4/20/2037 (USD-SOFR + 2.62% on 4/20/2032)[13]		1,345	1,195
MSCI, Inc. 4.00% 11/15/2029[1]		5,000	4,350
MSCI, Inc. 3.875% 2/15/2031[1]		2,000	1,689

Capital Income Builder	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
MSCI, Inc. 3.25% 8/15/2033[1]	USD	1,000	$775
National Australia Bank, Ltd. 2.99% 5/21/2031[1]		3,000	2,255
Navient Corp. 6.75% 6/15/2026		2,000	1,891
Navient Corp. 5.00% 3/15/2027		2,000	1,690
Navient Corp. 5.50% 3/15/2029		1,000	796
Navient Corp. 5.625% 8/1/2033		8,200	5,797
Oxford Finance LLC 6.375% 2/1/2027[1]		2,415	2,214
Rede D’Or Finance SARL 4.50% 1/22/2030[1]		3,000	2,482
Springleaf Finance Corp. 6.125% 3/15/2024		1,000	978
Springleaf Finance Corp. 6.875% 3/15/2025		2,000	1,942
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[13]		2,690	1,809
Toronto-Dominion Bank 2.00% 9/10/2031		4,000	2,969
Toronto-Dominion Bank 3.20% 3/10/2032		3,166	2,574
U.S. Bancorp 3.15% 4/27/2027		4,000	3,679
Wells Fargo & Company 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[13]		2,000	1,896
Wells Fargo & Company 3.35% 3/2/2033 (USD-SOFR + 1.50% on 3/2/2032)[13]		12,800	10,331
Wells Fargo & Company 4.897% 7/25/2033 (USD-SOFR + 4.897% on 7/25/2032)[13]		2,395	2,194
Wells Fargo & Company 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[13]		1,508	1,205
			344,310

Utilities 0.28%
AES Panama Generation Holdings SRL 4.375% 5/31/2030[1]		1,095	864
Alabama Power Co. 3.94% 9/1/2032		2,500	2,237
Alfa Desarrollo SpA 4.55% 9/27/2051[1]		2,835	1,820
Alliant Energy Finance, LLC 3.60% 3/1/2032[1]		1,155	976
Ameren Corp. 2.50% 9/15/2024		1,616	1,531
Commonwealth Edison Co. 2.95% 8/15/2027		2,450	2,209
Consumers Energy Co. 3.60% 8/15/2032		1,375	1,210
Consumers Energy Co. 4.05% 5/15/2048		6,425	5,003
Consumers Energy Co. 3.75% 2/15/2050		5,625	4,166
Consumers Energy Co. 3.10% 8/15/2050		10,259	6,689
Consumers Energy Co. 3.50% 8/1/2051		360	251
Consumers Energy Co. 2.65% 8/15/2052		1,003	593
DTE Electric Co. 3.65% 3/1/2052		1,500	1,082
DTE Energy Company 3.00% 3/1/2032		1,500	1,246
Duke Energy Corp. 4.30% 3/15/2028		1,000	941
Duke Energy Corp. 4.50% 8/15/2032		4,775	4,309
Duke Energy Corp. 5.00% 8/15/2052		1,500	1,244
Edison International 3.55% 11/15/2024		3,442	3,302
Edison International 4.95% 4/15/2025		700	689
Edison International 5.75% 6/15/2027		5,642	5,507
Edison International 4.125% 3/15/2028		2,158	1,921
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[13]		3,000	2,437
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[13]		15,349	14,365
Empresas Publicas de Medellin ESP 4.25% 7/18/2029		1,713	1,226
Empresas Publicas de Medellin ESP 4.375% 2/15/2031[1]		920	626
Enel Finance International SA 7.50% 10/14/2032[1]		1,075	1,078
Enfragen Energia Sur SA 5.375% 12/30/2030		800	410
Entergy Louisiana, LLC 4.20% 9/1/2048		5,950	4,607
Entergy Louisiana, LLC 4.75% 9/15/2052		900	751
Eversource Energy 2.80% 5/1/2023		1,870	1,847
Eversource Energy 3.80% 12/1/2023		15,000	14,758
Exelon Corp. 4.45% 4/15/2046		8,115	6,380
FirstEnergy Corp. 2.05% 3/1/2025		1,502	1,388
FirstEnergy Corp. 1.60% 1/15/2026		2,600	2,267
FirstEnergy Corp. 2.65% 3/1/2030		1,305	1,058
FirstEnergy Corp. 2.25% 9/1/2030		4,837	3,730
FirstEnergy Corp. 3.40% 3/1/2050		15,150	9,446
FirstEnergy Corp., Series B, 4.40% 7/15/2027 (4.15% on 1/15/2023)[13]		26,785	25,198
Florida Power & Light Company 2.875% 12/4/2051		480	307
IPALCO Enterprises, Inc. 3.70% 9/1/2024		2,000	1,902
ITC Holdings Corp. 4.95% 9/22/2027[1]		950	922
NextEra Energy Capital Holdings, Inc. 2.25% 6/1/2030		3,206	2,548
Oncor Electric Delivery Company, LLC 4.55% 9/15/2032[1]		975	920
Pacific Gas and Electric Co. 3.25% 6/15/2023		16,490	16,234

24	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 3.40% 8/15/2024	USD	3,665	$3,487
Pacific Gas and Electric Co. 3.15% 1/1/2026		1,365	1,231
Pacific Gas and Electric Co. 2.95% 3/1/2026		12,987	11,502
Pacific Gas and Electric Co. 3.30% 3/15/2027		1,749	1,509
Pacific Gas and Electric Co. 3.30% 12/1/2027		738	626
Pacific Gas and Electric Co. 4.65% 8/1/2028		2,500	2,190
Pacific Gas and Electric Co. 4.55% 7/1/2030		1,100	965
Pacific Gas and Electric Co. 2.50% 2/1/2031		21,190	15,857
Pacific Gas and Electric Co. 3.25% 6/1/2031		1,300	1,013
Pacific Gas and Electric Co. 4.95% 7/1/2050		10,000	7,475
Pacific Gas and Electric Co. 3.50% 8/1/2050		20,610	12,610
PG&E Corp. 5.00% 7/1/2028		2,595	2,345
PG&E Corp. 5.25% 7/1/2030		2,890	2,564
Public Service Electric and Gas Co. 3.20% 5/15/2029		4,000	3,551
Public Service Enterprise Group, Inc. 3.20% 8/1/2049		3,300	2,189
Southern California Edison Co. 2.85% 8/1/2029		1,600	1,342
Southern California Edison Co. 2.25% 6/1/2030		4,515	3,555
Southern California Edison Co. 2.75% 2/1/2032		2,000	1,576
Southern California Edison Co. 4.00% 4/1/2047		6,667	4,769
Southern California Edison Co. 4.125% 3/1/2048		6,667	4,863
Southern California Edison Co. 2.95% 2/1/2051		2,869	1,693
Southern California Edison Co., Series C, 3.60% 2/1/2045		4,463	2,945
Talen Energy Corp. 7.25% 5/15/2027[1]		2,290	2,328
Talen Energy Corp., Term Loan, (3-month USD CME Term SOFR + 4.75%) 7.48% 11/13/2023[8,15]		5,000	5,016
Talen Energy Supply, LLC 7.625% 6/1/2028[1]		705	724
Union Electric Co. 3.90% 4/1/2052		645	486
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]		3,430	2,950
Virginia Electric and Power Co. 2.40% 3/30/2032		4,670	3,667
WEC Energy Group, Inc. 5.15% 10/1/2027		1,125	1,108
Xcel Energy, Inc. 2.60% 12/1/2029		3,875	3,188
			271,519

Health care 0.26%
AbbVie, Inc. 3.20% 11/21/2029		498	436
Amgen, Inc. 3.00% 2/22/2029		350	306
Amgen, Inc. 4.05% 8/18/2029		10,325	9,540
Amgen, Inc. 4.20% 3/1/2033		9,000	8,116
Amgen, Inc. 4.875% 3/1/2053		2,825	2,408
Anthem, Inc. 2.375% 1/15/2025		1,534	1,442
Avantor Funding, Inc. 4.625% 7/15/2028[1]		1,000	906
Bausch Health Companies, Inc. 6.125% 2/1/2027[1]		1,000	659
Baxter International, Inc. 2.272% 12/1/2028		1,342	1,104
Baxter International, Inc. 2.539% 2/1/2032		2,681	2,046
Becton, Dickinson and Company 4.298% 8/22/2032		3,000	2,717
Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]		850	697
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]		1,270	1,028
Centene Corp. 2.45% 7/15/2028		14,495	11,944
Centene Corp. 3.375% 2/15/2030		5,344	4,448
Centene Corp. 3.00% 10/15/2030		2,590	2,089
Centene Corp. 2.50% 3/1/2031		1,500	1,154
Centene Corp. 2.625% 8/1/2031		3,950	3,028
Endo International PLC 5.875% 10/15/2024[1]		225	179
Gilead Sciences, Inc. 2.80% 10/1/2050		935	570
HCA, Inc. 4.125% 6/15/2029		8,450	7,465
HCA, Inc. 3.50% 9/1/2030		4,000	3,319
HCA, Inc. 3.625% 3/15/2032[1]		629	511
HCA, Inc. 5.25% 6/15/2049		2,500	2,030
Humana, Inc. 3.70% 3/23/2029		649	579
Laboratory Corporation of America Holdings 4.70% 2/1/2045		6,900	5,602
Merck & Co., Inc. 1.70% 6/10/2027		11,549	10,070
Merck & Co., Inc. 2.15% 12/10/2031		15,402	12,241
Molina Healthcare, Inc. 4.375% 6/15/2028[1]		2,500	2,246
Molina Healthcare, Inc. 3.875% 5/15/2032[1]		2,500	2,092
Owens & Minor, Inc. 6.625% 4/1/2030[1]		2,135	1,780
Owens & Minor, Inc., Term Loan, (USD-SOFR + 3.75%) 4.25% 3/22/2029[8,15]		3,980	3,910
Perrigo Finance Unlimited Co. 4.375% 3/15/2026		1,500	1,409

Capital Income Builder	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030	USD	543	$410
Shire PLC 2.875% 9/23/2023		1,084	1,060
Shire PLC 3.20% 9/23/2026		25,483	23,439
Tenet Healthcare Corp. 4.875% 1/1/2026[1]		1,000	947
Tenet Healthcare Corp. 6.125% 6/15/2030[1]		4,000	3,699
Teva Pharmaceutical Finance Co. BV 6.00% 4/15/2024		34,087	33,759
Teva Pharmaceutical Finance Co. BV 7.125% 1/31/2025		5,500	5,458
Teva Pharmaceutical Finance Co. BV 3.15% 10/1/2026		8,160	6,909
Teva Pharmaceutical Finance Co. BV 4.75% 5/9/2027		4,985	4,405
Teva Pharmaceutical Finance Co. BV 6.75% 3/1/2028		25,805	24,384
Teva Pharmaceutical Finance Co. BV 5.125% 5/9/2029		7,815	6,725
Teva Pharmaceutical Finance Co. BV 4.10% 10/1/2046		34,359	20,878
UnitedHealth Group, Inc. 2.375% 8/15/2024		2,940	2,814
UnitedHealth Group, Inc. 5.30% 2/15/2030		1,200	1,201
UnitedHealth Group, Inc. 4.20% 5/15/2032		767	707
UnitedHealth Group, Inc. 5.35% 2/15/2033		1,700	1,707
UnitedHealth Group, Inc. 4.75% 5/15/2052		750	657
UnitedHealth Group, Inc. 5.875% 2/15/2053		1,200	1,226
Valeant Pharmaceuticals International, Inc. 5.50% 11/1/2025[1]		5,000	4,005
			252,461

Industrials 0.19%
ADT Security Corp. 4.125% 8/1/2029[1]		1,000	860
Allegiant Travel Co. 7.25% 8/15/2027[1]		1,051	990
Allison Transmission Holdings, Inc. 3.75% 1/30/2031[1]		2,650	2,121
American Airlines, Inc., Series 2013-2, Class A, 4.95% 7/15/2024		81	80
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		5,000	4,527
Avis Budget Group, Inc. 4.75% 4/1/2028[1]		1,000	880
Avis Budget Group, Inc. 5.375% 3/1/2029[1]		1,000	869
BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[13]		6,700	6,255
Boeing Company 4.508% 5/1/2023		25,029	24,929
Boeing Company 5.15% 5/1/2030		4,917	4,548
Boeing Company 3.625% 2/1/2031		3,907	3,249
Boeing Company 3.60% 5/1/2034		5,000	3,737
Boeing Company 5.705% 5/1/2040		5,000	4,347
Boeing Company 5.805% 5/1/2050		4,000	3,447
Burlington Northern Santa Fe, LLC 3.30% 9/15/2051		1,157	791
BWX Technologies, Inc. 4.125% 4/15/2029[1]		1,000	866
Canadian Pacific Railway, Ltd. 2.45% 12/2/2031		8,260	6,561
Canadian Pacific Railway, Ltd. 3.00% 12/2/2041		2,944	2,044
Canadian Pacific Railway, Ltd. 3.10% 12/2/2051		13,250	8,449
Carrier Global Corp. 2.722% 2/15/2030		12,267	10,096
Carrier Global Corp. 3.377% 4/5/2040		1,483	1,061
Carrier Global Corp. 3.577% 4/5/2050		1,289	867
CSX Corp. 2.40% 2/15/2030		7,186	5,895
CSX Corp. 4.50% 11/15/2052		3,000	2,450
Eaton Corp. 4.15% 3/15/2033		1,518	1,348
Eaton Corp. 4.70% 8/23/2052		584	497
General Electric Capital Corp. 4.418% 11/15/2035		7,011	6,195
Hillenbrand, Inc. 3.75% 3/1/2031		4,700	3,767
Howmet Aerospace, Inc. 5.90% 2/1/2027		1,000	984
Howmet Aerospace, Inc. 6.75% 1/15/2028		2,000	2,000
Icahn Enterprises, LP 4.375% 2/1/2029		1,190	997
Lockheed Martin Corp. 5.10% 11/15/2027		951	954
Lockheed Martin Corp. 5.25% 1/15/2033		1,084	1,088
Lockheed Martin Corp. 5.70% 11/15/2054		797	804
Masonite International Corp. 5.375% 2/1/2028[1]		1,000	917
Masonite International Corp. 3.50% 2/15/2030[1]		1,000	796
Mexico City Airport Trust 5.50% 7/31/2047		2,500	1,618
Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]		3,605	3,569
Norfolk Southern Corp. 4.55% 6/1/2053		774	631
Otis Worldwide Corp. 2.056% 4/5/2025		15,629	14,468
Prime Security Services Borrower, LLC 5.75% 4/15/2026[1]		1,000	975
Rolls-Royce PLC 5.75% 10/15/2027[1]		5,415	4,908
SkyMiles IP, Ltd. 4.75% 10/20/2028[1]		1,840	1,713
SkyMiles IP, Ltd., Term Loan, (3-month USD-LIBOR + 3.75%) 7.993% 10/20/2027[8,15]		2,000	2,021

26	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Spirit AeroSystems, Inc. 5.50% 1/15/2025[1]	USD	4,000	$3,866
Spirit AeroSystems, Inc. 7.50% 4/15/2025[1]		1,640	1,597
TransDigm, Inc. 8.00% 12/15/2025[1]		2,000	2,037
TransDigm, Inc. 6.25% 3/15/2026[1]		4,700	4,644
Union Pacific Corp. 2.80% 2/14/2032		4,500	3,733
Union Pacific Corp. 2.95% 3/10/2052		1,823	1,152
Union Pacific Corp. 3.95% 8/15/2059		4,500	3,284
United Airlines, Inc. 4.375% 4/15/2026[1]		1,080	988
United Airlines, Inc. 4.625% 4/15/2029[1]		875	750
United Rentals, Inc. 4.875% 1/15/2028		2,000	1,863
United Rentals, Inc. 4.00% 7/15/2030		1,000	853
United Technologies Corp. 3.125% 5/4/2027		12,375	11,305
			186,241

Information technology 0.11%
Analog Devices, Inc. 1.70% 10/1/2028		1,350	1,117
Analog Devices, Inc. 2.10% 10/1/2031		2,576	2,024
Apple, Inc. 3.35% 8/8/2032		5,500	4,854
Apple, Inc. 3.95% 8/8/2052		2,814	2,237
Black Knight, Inc. 3.625% 9/1/2028[1]		1,880	1,633
Block, Inc. 2.75% 6/1/2026		3,000	2,683
Block, Inc. 3.50% 6/1/2031		6,500	5,249
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]		1,125	993
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]		1,505	1,318
Broadcom, Inc. 4.00% 4/15/2029[1]		302	265
Broadcom, Inc. 4.75% 4/15/2029		5,000	4,651
Broadcom, Inc. 4.15% 11/15/2030		3,000	2,584
Broadcom, Inc. 2.45% 2/15/2031[1]		2,905	2,183
Broadcom, Inc. 4.15% 4/15/2032[1]		1,054	884
Broadcom, Inc. 2.60% 2/15/2033[1]		2,990	2,129
Broadcom, Inc. 3.137% 11/15/2035[1]		205	143
Broadcom, Inc. 3.50% 2/15/2041[1]		2,338	1,545
Broadcom, Inc. 3.75% 2/15/2051[1]		1,203	773
Entegris Escrow Corp. 4.75% 4/15/2029[1]		6,925	6,129
Fair Isaac Corp. 4.00% 6/15/2028[1]		1,000	908
Fidelity National Information Services, Inc. 3.10% 3/1/2041		212	139
Gartner, Inc. 4.50% 7/1/2028[1]		3,600	3,344
Gartner, Inc. 3.625% 6/15/2029[1]		2,000	1,704
Global Payments, Inc. 5.30% 8/15/2029		1,000	943
Global Payments, Inc. 2.90% 11/15/2031		937	716
Lenovo Group, Ltd. 5.875% 4/24/2025		38,190	37,056
Match Group Holdings II, LLC 4.125% 8/1/2030[1]		1,000	818
NortonLifeLock, Inc. 6.75% 9/30/2027[1]		2,000	1,974
Oracle Corp. 2.875% 3/25/2031		7,108	5,609
Oracle Corp. 3.60% 4/1/2050		2,500	1,542
Oracle Corp. 3.95% 3/25/2051		3,029	1,987
salesforce.com, inc. 2.90% 7/15/2051		2,000	1,291
ServiceNow, Inc. 1.40% 9/1/2030		4,090	3,016
Unisys Corp. 6.875% 11/1/2027[1]		1,000	838
VeriSign, Inc. 2.70% 6/15/2031		625	485
			105,764

Consumer staples 0.10%
7-Eleven, Inc. 0.95% 2/10/2026[1]		1,300	1,119
7-Eleven, Inc. 1.80% 2/10/2031[1]		3,540	2,616
7-Eleven, Inc. 2.50% 2/10/2041[1]		2,360	1,438
7-Eleven, Inc. 2.80% 2/10/2051[1]		3,195	1,817
Albertsons Companies, Inc. 3.50% 3/15/2029[1]		4,290	3,562
Altria Group, Inc. 4.40% 2/14/2026		1,173	1,126
Altria Group, Inc. 2.45% 2/4/2032		2,000	1,423
Altria Group, Inc. 3.875% 9/16/2046		1,756	1,081
Altria Group, Inc. 3.70% 2/4/2051		2,604	1,527
Anheuser-Busch InBev NV 4.75% 1/23/2029		15,000	14,603
Anheuser-Busch InBev NV 4.60% 4/15/2048		2,500	2,065
Anheuser-Busch InBev NV 4.50% 6/1/2050		1,500	1,226
ARAMARK Corp. 6.375% 5/1/2025[1]		2,000	1,982
British American Tobacco PLC 4.70% 4/2/2027		7,862	7,293

Capital Income Builder	27

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
British American Tobacco PLC 3.557% 8/15/2027	USD	7,650	$6,666
British American Tobacco PLC 4.742% 3/16/2032		1,000	840
British American Tobacco PLC 4.39% 8/15/2037		1,300	944
British American Tobacco PLC 3.734% 9/25/2040		4,640	2,928
British American Tobacco PLC 4.54% 8/15/2047		3,138	2,032
British American Tobacco PLC 4.758% 9/6/2049		2,361	1,580
British American Tobacco PLC 5.65% 3/16/2052		713	540
Conagra Brands, Inc. 5.30% 11/1/2038		739	646
Constellation Brands, Inc. 4.35% 5/9/2027		1,919	1,833
Constellation Brands, Inc. 4.75% 5/9/2032		1,016	948
Coty, Inc. 5.00% 4/15/2026[1]		1,000	940
Imperial Tobacco Finance PLC 6.125% 7/27/2027[1]		965	932
Kraft Heinz Company 3.00% 6/1/2026		2,072	1,914
Kraft Heinz Company 3.875% 5/15/2027		2,795	2,621
Kraft Heinz Company 5.20% 7/15/2045		8,000	7,007
Kraft Heinz Company 4.375% 6/1/2046		5,000	3,912
Kraft Heinz Company 5.50% 6/1/2050		2,177	1,998
MARB BondCo PLC 3.95% 1/29/2031[1]		1,677	1,246
NBM US Holdings, Inc. 6.625% 8/6/2029[7]		3,000	2,784
Performance Food Group, Inc. 5.50% 10/15/2027[1]		120	114
Philip Morris International, Inc. 1.75% 11/1/2030		1,000	734
Reckitt Benckiser Treasury Services PLC 2.75% 6/26/2024[1]		2,215	2,125
Reynolds American, Inc. 4.45% 6/12/2025		7,045	6,804
Reynolds American, Inc. 5.85% 8/15/2045		640	504
TreeHouse Foods, Inc. 4.00% 9/1/2028		725	613
			96,083

Real estate 0.07%
American Tower Corp. 2.70% 4/15/2031		1,783	1,392
American Tower Corp. 2.30% 9/15/2031		1,000	746
American Tower Corp. 4.05% 3/15/2032		646	553
Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]		1,975	1,685
Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 5/13/2031[1]		980	717
Equinix, Inc. 2.90% 11/18/2026		6,572	5,862
FibraSOMA 4.375% 7/22/2031[1]		2,753	1,734
Forestar Group, Inc. 3.85% 5/15/2026[1]		1,000	853
Forestar Group, Inc. 5.00% 3/1/2028[1]		2,000	1,657
Gaming and Leisure Properties, Inc. 4.00% 1/15/2030		2,500	2,067
Hospitality Properties Trust 4.50% 6/15/2023		2,990	2,953
Hospitality Properties Trust 4.50% 3/15/2025		1,965	1,742
Hospitality Properties Trust 7.50% 9/15/2025		906	885
Hospitality Properties Trust 3.95% 1/15/2028		4,150	3,056
Howard Hughes Corp. 5.375% 8/1/2028[1]		9,675	8,300
Howard Hughes Corp. 4.375% 2/1/2031[1]		825	622
Iron Mountain, Inc. 4.875% 9/15/2027[1]		1,000	927
Iron Mountain, Inc. 5.00% 7/15/2028[1]		2,410	2,160
Iron Mountain, Inc. 4.875% 9/15/2029[1]		3,085	2,660
Iron Mountain, Inc. 4.50% 2/15/2031[1]		955	775
Kennedy-Wilson Holdings, Inc. 4.75% 3/1/2029		2,150	1,749
Kennedy-Wilson Holdings, Inc. 5.00% 3/1/2031		1,125	884
Ladder Capital Corp. 5.25% 10/1/2025[1]		1,000	924
RLJ Lodging Trust, LP 3.75% 7/1/2026[1]		1,000	915
Sun Communities Operating, LP 2.30% 11/1/2028		1,006	802
Sun Communities Operating, LP 2.70% 7/15/2031		3,703	2,730
Sun Communities Operating, LP 4.20% 4/15/2032		8,647	7,104
VICI Properties, LP 3.875% 2/15/2029[1]		1,815	1,532
VICI Properties, LP 4.625% 12/1/2029[1]		3,000	2,616
VICI Properties, LP 4.125% 8/15/2030[1]		10,645	8,806
Westfield Corp., Ltd. 3.50% 6/15/2029[1]		2,083	1,670
			71,078

Materials 0.07%
Alcoa Nederland Holding BV 4.125% 3/31/2029[1]		2,000	1,696
Anglo American Capital PLC 2.625% 9/10/2030[1]		2,819	2,166
Anglo American Capital PLC 3.95% 9/10/2050[1]		803	531
Arconic Corp. 6.00% 5/15/2025[1]		2,000	1,985
Ardagh Metal Packaging Finance USA, LLC 6.00% 6/15/2027[1]		530	509

28	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Avient Corp. 5.75% 5/15/2025[1]	USD	1,000	$980
Avient Corp. 7.125% 8/1/2030[1]		730	699
Axalta Coating Systems, LLC 4.75% 6/15/2027[1]		3,675	3,354
Ball Corp. 2.875% 8/15/2030		1,000	778
Braskem Idesa SAPI 7.45% 11/15/2029[1]		2,002	1,537
Braskem SA 5.875% 1/31/2050[1]		2,500	1,823
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[1]		1,500	1,194
Celanese US Holdings, LLC 6.379% 7/15/2032		874	796
Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]		3,000	2,983
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		3,000	2,797
CSN Islands XI Corp. 6.75% 1/28/2028		350	301
CSN Resources SA 4.625% 6/10/2031		208	139
CSN Resources SA 5.875% 4/8/2032		1,664	1,206
CSN Resources SA 5.875% 4/8/2032[1]		278	202
Dow Chemical Co. 5.55% 11/30/2048		2,500	2,167
FMG Resources 4.375% 4/1/2031[1]		1,500	1,195
Graphic Packaging International, Inc. 3.50% 3/15/2028[1]		5,000	4,331
International Flavors & Fragrances, Inc. 2.30% 11/1/2030[1]		2,600	1,957
LYB International Finance III, LLC 4.20% 5/1/2050		2,000	1,378
LYB International Finance III, LLC 3.625% 4/1/2051		4,001	2,499
Methanex Corp. 5.125% 10/15/2027		5,430	4,966
Mineral Resources, Ltd. 8.125% 5/1/2027[1]		1,000	997
Mineral Resources, Ltd. 8.00% 11/1/2027[1]		2,075	2,044
Mosaic Co. 4.25% 11/15/2023		1,700	1,681
Nova Chemicals Corp. 4.875% 6/1/2024[1]		1,500	1,462
Nova Chemicals Corp. 5.25% 6/1/2027[1]		4,840	4,332
Nova Chemicals Corp. 4.25% 5/15/2029[1]		6,500	5,316
Novelis Corp. 3.875% 8/15/2031[1]		1,000	777
Olin Corp. 5.00% 2/1/2030		1,850	1,677
Sherwin-Williams Company 3.45% 6/1/2027		5,851	5,379
South32 Treasury (USA), Ltd. 4.35% 4/14/2032[1]		1,246	1,044
			68,878

Total corporate bonds, notes & loans			2,551,088

Asset-backed obligations 0.72%
Aesop Funding, LLC, Series 2019-2A, Class D, 3.04% 9/22/2025[1,11]		5,000	4,514
Aesop Funding, LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[1,11]		12,814	11,626
Aesop Funding, LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,11]		8,090	7,166
Aesop Funding, LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,11]		1,383	1,236
AGL CLO, Ltd., Series 2022-18A, Class A1, (3-month USD CME Term SOFR + 1.32%) 5.308% 4/21/2031[1,8,11]		1,419	1,398
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 3.967% 12/18/2025[8,11]		14,040	14,040
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 9/17/2031[1,11]		151	146
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class B, 3.59% 9/17/2031[1,11]		2,000	1,839
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17% 9/17/2031[1,11]		2,000	1,814
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[1,11]		451	337
CarMaxAuto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 3.561% 9/15/2025[8,11]		8,122	8,137
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[1,11]		2,853	2,397
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[1,11]		439	381
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,11]		36,355	32,006
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,11]		5,845	4,783
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,11]		27,261	23,406
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,11]		45,262	44,149
CLI Funding V, LLC, Series 2020-2A, Class B, 3.56% 9/15/2045[1,11]		280	246
CLI Funding V, LLC, Series 2020-1A, Class B, 3.62% 9/18/2045[1,11]		517	451
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[1,11]		591	511
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[1,11]		792	681
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2/15/2029[1,11]		613	613

Capital Income Builder	29

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D, Class 2A, FSA insured, (1-month USD-LIBOR + 0.19%) 3.602% 11/15/2035[8,11]	USD	25	$23
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2A1A, FSA insured, (1-month USD-LIBOR + 0.14%) 3.552% 7/15/2036[8,11]		1,486	1,357
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, (1-month USD-LIBOR + 0.14%) 3.552% 1/15/2037[8,11]		1,757	1,608
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, (1-month USD-LIBOR + 0.15%) 3.562% 2/15/2037[8,11]		3,752	3,436
Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70% 5/17/2027[11]		6,757	6,621
Exeter Automobile Receivables Trust, Series 2022-3A, Class A2, 3.45% 8/15/2024[11]		4,900	4,884
Exeter Automobile Receivables Trust, Series 2022-4A, Class A2, 3.99% 8/15/2024[11]		4,471	4,460
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[1,11]		5,710	5,619
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[1,11]		7,839	6,867
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 3.391% 2/15/2025[8,11]		6,646	6,647
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 1/15/2030[1,11]		22,965	22,676
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[1,11]		40,645	38,752
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[1,11]		9,089	8,363
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,11]		50,617	44,427
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,11]		4,930	4,147
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[1,11]		2,252	2,086
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[1,11]		1,170	1,029
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 10/17/2040[1,11]		321	286
GM Financial Automobile Leasing Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.71%) 3.63% 10/21/2024[8,11]		6,893	6,890
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 3.391% 9/16/2025[8,11]		7,390	7,391
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[1,4,11]		1,780	1,712
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,11]		13,004	11,828
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,11]		4,878	4,443
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[1,11]		779	699
Hertz Vehicle Financing III, LLC, Series 2022-1A, Class C, 2.63% 6/25/2026[1,11]		1,164	1,021
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,11]		14,098	11,913
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,11]		5,267	4,435
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,11]		826	683
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class C, 2.95% 6/26/2028[1,11]		2,012	1,605
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 3.371% 5/15/2025[8,11]		6,830	6,830
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[1,11]		2,097	2,040
Mission Lane Credit Card Master Trust, Series 2022-A, Class B, 9.20% 9/15/2027[1,11]		100	97
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,11]		2,402	2,031
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,11]		16,910	14,439
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[1,11]		1,285	1,061
Navigator Aircraft ABS, Ltd., Series 2021-1, Class B, 3.571% 11/15/2046[1,11]		876	596
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,11]		19,711	17,165
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,11]		46,096	40,249
Nelnet Student Loan Trust, Series 2021-CA, Class C, 3.36% 4/20/2062[1,11]		1,328	1,005
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 4.229% 4/20/2062[1,8,11]		23,673	22,670
Nelnet Student Loan Trust, Series 2021-CA, Class D, 4.44% 4/20/2062[1,11]		1,889	1,454
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,11]		93,915	78,854
Nissan Auto Lease Trust, Series 2021-A, Class A3, 0.52% 8/15/2024[11]		18,200	17,611
Nissan Auto Lease Trust, Series 2022-A, Class A2B, (30-day Average USD-SOFR + 0.68%) 3.471% 8/15/2024[8,11]		17,200	17,204
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[1,11]		7,425	6,841
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[1,11]		5,757	5,029
Option One Mortgage Loan Trust, Series 2007-FXD2, Class IIA6, 5.68% 3/25/2037[11]		873	824
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,11]		1,364	1,302
Santander Drive Auto Receivables Trust, Series 2022-4, Class A2, 4.05% 7/15/2025[11]		12,800	12,710
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[11]		518	502
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[11]		484	465
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[1,11]		5,703	4,747
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[1,11]		699	559
Stonepeak Infrastructure Partners, Series 2021-1A, Class B, 3.821% 2/28/2033[1,11]		1,231	1,061
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[1,11]		2,120	1,919
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[1,11]		326	283

30	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Textainer Marine Containers, Ltd., Series 2020-2A, Class B, 3.34% 9/20/2045[1,11]	USD	953	$820
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[1,11]		5,335	4,800
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[1,8,11]		19,538	17,129
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (1-month USD-SOFR + 0.57%) 3.361% 8/15/2025[8,11]		2,462	2,459
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[1,11]		1,646	1,386
Triton Container Finance VIII, LLC, Series 2020-1, Class B, 3.74% 9/20/2045[1,11]		658	566
Verizon Master Trust, Series 2022-3, Class A, 3.01% 5/20/2027 (3.76% on 11/20/2023)[11,13]		14,780	14,443
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[11]		9,936	9,776
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[1,11]		11,208	11,061

Total asset-backed obligations			699,773

Bonds & notes of governments & government agencies outside the U.S. 0.10%
Dominican Republic 4.50% 1/30/2030[1]		401	323
Dominican Republic 6.00% 2/22/2033[1]		510	429
Dominican Republic 5.30% 1/21/2041[1]		571	396
Dominican Republic 5.875% 1/30/2060[1]		700	463
Panama (Republic of) 4.50% 4/1/2056		2,585	1,704
Panama (Republic of) 4.50% 1/19/2063		690	440
Peru (Republic of) 2.783% 1/23/2031		19,165	15,162
Peru (Republic of) 2.78% 12/1/2060		2,950	1,585
Peru (Republic of) 3.23% 7/28/2121		3,600	1,927
Portuguese Republic 5.125% 10/15/2024		41,500	41,561
Qatar (State of) 4.50% 4/23/2028[1]		7,070	6,928
Qatar (State of) 5.103% 4/23/2048[1]		4,800	4,480
Romania 3.50% 4/3/2034	EUR	1,770	1,198
Saudi Arabia (Kingdom of) 3.628% 4/20/2027[1]	USD	5,000	4,728
Saudi Arabia (Kingdom of) 3.625% 3/4/2028[1]		11,435	10,656
United Mexican States 5.00% 4/27/2051		2,370	1,799
United Mexican States 3.75% 4/19/2071		2,550	1,467

Total bonds & notes of governments & government agencies outside the U.S.			95,246

Federal agency bonds & notes 0.04%
Fannie Mae 2.125% 4/24/2026[9]		37,230	34,508

Municipals 0.03%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		1,580	1,215

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		22,485	21,036

Ohio 0.00%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		4,865	4,240
Higher Educational Facs. Commission, Healthcare Fac. Rev. Bonds (Judson Obligated Group 2020 Project), Series 2020-A, 3.75% 12/1/2023		610	601
			4,841

Texas 0.01%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		8,155	5,205

Washington 0.00%
Energy Northwest, Electric Rev. Bonds (Columbia Generating Station), Series 2015-B, 2.814% 7/1/2024		800	782

Total municipals			33,079
Total bonds, notes & other debt instruments (cost: $20,456,279,000)			18,872,073

Capital Income Builder	31

Short-term securities 9.16%	Shares	Value (000)
Money market investments 8.94%
Capital Group Central Cash Fund 3.18%[3,16]	86,281,119	$8,626,386

Money market investments purchased with collateral from securities on loan 0.22%
Capital Group Central Cash Fund 3.18%[3,16,17]	918,779	91,860
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.07%[16,17]	34,935,462	34,935
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.09%[16,17]	34,842,445	34,842
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01%[16,17]	27,900,000	27,900
Dreyfus Treasury Obligations Cash Management, Institutional Shares 3.00%[16,17]	12,826,780	12,827
BlackRock Liquidity Funds – FedFund, Institutional Shares 2.87%[16,17]	6,400,000	6,400
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 2.88%[16,17]	6,400,000	6,400
		215,164

Total short-term securities (cost: $8,841,579,000)		8,841,550
Total investment securities 105.09% (cost: $91,568,859,000)		101,428,164
Other assets less liabilities (5.09)%		(4,914,729)

Net assets 100.00%		$96,513,435

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 10/31/2022 (000)
2 Year U.S. Treasury Note Futures	Long	23,559	December 2022	USD4,815,055	$(68,097)
5 Year U.S. Treasury Note Futures	Long	29,920	December 2022	3,189,285	(126,646)
10 Year U.S. Treasury Note Futures	Short	2,925	December 2022	(323,487)	21,009
10 Year Ultra U.S. Treasury Note Futures	Short	3,814	December 2022	(442,364)	36,886
20 Year U.S. Treasury Bond Futures	Long	1,033	December 2022	124,476	(16,426)
30 Year Ultra U.S. Treasury Bond Futures	Long	3,128	December 2022	399,309	(64,856)
					$(218,130)

Forward currency contracts

Contract amount						Unrealized depreciation
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 10/31/2022 (000)
USD	370	EUR	380	JPMorgan Chase	11/16/2022	$(6)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	10/31/2022 (000)	paid (000)	at 10/31/2022 (000)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD480,632	$(8,948)	$ —	$(8,948)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	519,368	(9,648)	—	(9,648)

32	Capital Income Builder

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium	Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	10/31/2022 (000)	paid (000)	at 10/31/2022 (000)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD518,700	$(9,893)	$—	$(9,893)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	80,177	(1,577)	—	(1,577)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	380,800	(7,643)	—	(7,643)
3-month USD-LIBOR	Quarterly	0.619%	Semi-annual	12/20/2029	739,000	160,815	382	160,433
3-month USD-LIBOR	Quarterly	0.811%	Semi-annual	7/27/2050	93,600	48,104	—	48,104
						$171,210	$382	$170,828

Investments in affiliates3

	Value of affiliates at 11/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 10/31/2022 (000)	Dividend income (000)		Capital gain distributions received (000)
Common stocks 2.23%
Financials 0.06%
Patria Investments, Ltd., Class A	$—	$70,223		$—	$—	$(7,190)	$63,033	$1,849		$—
Industrials 0.32%
Trinity Industries, Inc.	216,322	—		—	—	3,702	220,024	7,095		—
Ventia Services Group Pty, Ltd.	—	60,562		—	—	25,988	86,550	3,038		—
BOC Aviation, Ltd.[18]	313,999	—		140,096	(18,983)	(41,259)	—	5,918		—
							306,574
Real estate 1.85%
VICI Properties, Inc. REIT	1,062,571	589,661		221,203	23,335	231,756	1,686,120	55,080		—
POWERGRID Infrastructure Investment Trust	95,526	—		—	—	3,181	98,707	10,475		—
TAG Immobilien AG18	275,804	5,355		114,213	(69,882)	(92,935)	—	7,287		—
							1,784,827
Total common stocks							2,154,434
Investment funds 2.49%
Capital Group Central Corporate Bond Fund	3,057,906	149,083		134,998	(13,757)	(655,520)	2,402,714	78,474		26,817
Short-term securities 9.03%
Money market investments 8.94%
Capital Group Central Cash Fund 3.18%[16]	5,194,573	13,802,473		10,369,470	(826)	(364)	8,626,386	88,090		—
Money market investments purchased with collateral from securities on loan 0.09%
Capital Group Central Cash Fund 3.18%[16,17]	351	91,509	[19]				91,860	—	[20]	—
Total short-term securities							8,718,246
Total 13.75%					$(80,113)	$(532,641)	$13,275,394	$257,306		$26,817

Capital Income Builder	33

Restricted securities7

	Acquisition date(s)	Cost (000)	Value (000)		Percent of net assets
NBM US Holdings, Inc. 6.625% 8/6/2029	4/1/2020-4/3/2020	$2,740	$2,784		.00%
Sberbank of Russia PJSC[4,5]	6/14/2022	56,809	—	[6]	.00
Gazprom PJSC[4]	10/4/2022	245,009	—	[6]	.00
Total		$304,558	$2,784		.00%

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,224,421,000, which represented 2.30% of the net assets of the fund.
[2]	All or a portion of this security was on loan. The total value of all such securities was $233,621,000, which represented .24% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Value determined using significant unobservable inputs.
[5]	Security did not produce income during the last 12 months.
[6]	Amount less than one thousand.
[7]	Restricted security, other than Rule 144A, subject to legal or contractual restrictions on resale, including securities not registered under the Securities Act of 1933. The total value of all such restricted securities was $2,784,000, which represented less than 0.01% of the net assets of the fund.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $171,979,000, which represented .18% of the net assets of the fund.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[12]	Purchased on a TBA basis.
[13]	Step bond; coupon rate may change at a later date.
[14]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[15]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $10,947,000, which represented .01% of the net assets of the fund.
[16]	Rate represents the seven-day yield at 10/31/2022.
[17]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[18]	Affiliated issuer during the reporting period but no longer an affiliate at 10/31/2022. Refer to the investment portfolio for the security value at 10/31/2022.
[19]	Represents net activity. Refer to Note 5 for more information on securities lending.
[20]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts
Assn. = Association
Auth. = Authority
CAD = Canadian dollars
CDI = CREST Depository Interest
CLO = Collateralized Loan Obligations
CME = CME Group
CMT = Constant Maturity Treasury
EFFR = Effective Federal Funds Rate
EUR = Euros
Fac. = Facility
Facs. = Facilities
G.O. = General Obligation
GBP = British pounds
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
PIK = Payment In Kind
Ref. = Refunding
REIT = Real Estate Investment Trust
Rev. = Revenue
SDR = Swedish Depositary Receipts
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars

Refer to the notes to financial statements.

34	Capital Income Builder

Financial statements

Statement of assets and liabilities at October 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $233,621 of investment securities on loan):
Unaffiliated issuers (cost: $78,118,674)	$88,152,770
Affiliated issuers (cost: $13,450,185)	13,275,394	$101,428,164
Cash		21,744
Cash denominated in currencies other than U.S. dollars (cost: $46,033)		45,817
Receivables for:
Sales of investments	3,277,568
Sales of fund’s shares	43,902
Dividends and interest	425,395
Securities lending income	3
Variation margin on futures contracts	3,632
Variation margin on centrally cleared swap contracts	4,368	3,754,868
		105,250,593
Liabilities:
Collateral for securities on loan		215,164
Unrealized depreciation on open forward currency contracts		6
Unrealized depreciation on unfunded commitments		31
Payables for:
Purchases of investments	8,334,161
Repurchases of fund’s shares	70,161
Investment advisory services	14,951
Services provided by related parties	18,344
Trustees’ deferred compensation	2,055
Variation margin on futures contracts	21,462
Variation margin on centrally cleared swap contracts	2,988
Other	57,835	8,521,957
Net assets at October 31, 2022		$96,513,435

Net assets consist of:
Capital paid in on shares of beneficial interest		$87,041,692
Total distributable earnings		9,471,743
Net assets at October 31, 2022		$96,513,435

Refer to the notes to financial statements.

Capital Income Builder	35

Financial statements (continued)

Statement of assets and liabilities at October 31, 2022 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,596,130 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$58,325,378	964,464		$60.47
Class C	1,458,291	24,053		60.63
Class T	10	—	*	60.46
Class F-1	2,097,379	34,681		60.48
Class F-2	12,566,072	207,980		60.42
Class F-3	4,857,591	80,348		60.46
Class 529-A	2,157,929	35,697		60.45
Class 529-C	80,379	1,326		60.61
Class 529-E	61,243	1,013		60.48
Class 529-T	13	—	*	60.47
Class 529-F-1	11	—	*	60.44
Class 529-F-2	154,924	2,561		60.49
Class 529-F-3	11	—	*	60.47
Class R-1	56,841	939		60.54
Class R-2	343,747	5,682		60.50
Class R-2E	36,645	609		60.20
Class R-3	612,603	10,128		60.49
Class R-4	430,794	7,125		60.46
Class R-5E	81,317	1,347		60.38
Class R-5	252,238	4,170		60.50
Class R-6	12,940,019	214,007		60.47

*	Amount less than one thousand.

Refer to the notes to financial statements.

36	Capital Income Builder

Financial statements (continued)

Statement of operations for the year ended October 31, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $138,558; also includes $257,306 from affiliates)	$3,253,803
Interest from unaffiliated issuers	519,614
Securities lending income (net of fees)	5,002	$3,778,419
Fees and expenses*:
Investment advisory services	233,758
Distribution services	201,174
Transfer agent services	70,581
Administrative services	31,579
529 plan services	1,574
Reports to shareholders	1,267
Registration statement and prospectus	1,274
Trustees’ compensation	119
Auditing and legal	320
Custodian	3,881
Other	441	545,968
Net investment income		3,232,451

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $6,168):
Unaffiliated issuers	1,560,973
Affiliated issuers	(80,113)
Futures contracts	(346,206)
Forward currency contracts	80
Swap contracts	139,936
Currency transactions	(7,881)
Capital gain distributions received from affiliated issuers	26,817	1,293,606
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $47,171):
Unaffiliated issuers	(13,941,904)
Affiliated issuers	(532,641)
Futures contracts	(209,261)
Forward currency contracts	(10)
Swap contracts	72,839
Currency translations	(11,942)	(14,622,919)
Net realized gain and unrealized depreciation		(13,329,313)

Net decrease in net assets resulting from operations		$(10,096,862)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

Capital Income Builder	37

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31,
	2022	2021
Operations:
Net investment income	$3,232,451	$3,399,362
Net realized gain	1,293,606	3,150,917
Net unrealized (depreciation) appreciation	(14,622,919)	17,014,248
Net (decrease) increase in net assets resulting from operations	(10,096,862)	23,564,527

Distributions paid to shareholders	(3,677,886)	(3,013,431)

Net capital share transactions	221,678	(3,572,504)

Total (decrease) increase in net assets	(13,553,070)	16,978,592

Net assets:
Beginning of year	110,066,505	93,087,913
End of year	$96,513,435	$110,066,505

Refer to the notes to financial statements.

38	Capital Income Builder

Notes to financial statements

1. Organization

Capital Income Builder (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Capital Income Builder	39

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

40	Capital Income Builder

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of October 31, 2022 (dollars in thousands):

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	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$12,821,045	$—	$81		$12,821,126
Consumer staples	9,907,293	—	—		9,907,293
Health care	9,095,153	—	—		9,095,153
Information technology	6,740,467	—	—		6,740,467
Industrials	6,593,003	—	—		6,593,003
Utilities	6,068,345	49,640	—		6,117,985
Energy	6,099,836	—	—	*	6,099,836
Real estate	5,803,809	—	—		5,803,809
Consumer discretionary	2,617,737	—	—		2,617,737
Communication services	2,611,534	—	—		2,611,534
Materials	2,386,642	—	—		2,386,642
Preferred securities	43,521	10,368	—		53,889
Rights & warrants	335	—	—		335
Convertible stocks	463,018	—	—		463,018
Investment funds	2,402,714	—	—		2,402,714
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	8,557,253	—		8,557,253
Mortgage-backed obligations	—	6,895,680	5,446		6,901,126
Corporate bonds, notes & loans	—	2,551,088	—		2,551,088
Asset-backed obligations	—	698,061	1,712		699,773
Bonds & notes of governments & government agencies outside the U.S.	—	95,246	—		95,246
Federal agency bonds & notes	—	34,508	—		34,508
Municipals	—	33,079	—		33,079
Short-term securities	8,841,550	—	—		8,841,550
Total	$82,496,002	$18,924,923	$7,239		$101,428,164

	Other investments†
	Level 1	Level 2	Level 3		Total
Assets:
Unrealized appreciation on futures contracts	$57,895	$—	$—		$57,895
Unrealized appreciation on centrally cleared interest rate swaps	—	208,537	—		208,537
Liabilities:
Unrealized depreciation on futures contracts	(276,025)	—	—		(276,025)
Unrealized depreciation on open forward currency contracts	—	(6)	—		(6)
Unrealized depreciation on centrally cleared interest rate swaps	—	(37,709)	—		(37,709)
Total	$(218,130)	$170,822	$—		$(47,308)

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts and interest rate swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in

42	Capital Income Builder

securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

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Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2022, the total value of securities on loan was $233,621,000, and the total value of collateral received was $243,452,000. Collateral received includes cash of $215,164,000 and U.S. government securities of $28,288,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of October 31, 2022, the fund’s maximum exposure of unfunded bond commitments was $407,000, which would represent less than .01% of the net assets of the fund should such commitments become due. Unrealized depreciation of $31,000 is disclosed as unrealized depreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized depreciation on investments in unaffiliated issuers in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts

44	Capital Income Builder

are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $7,065,958,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $408,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $2,606,115,000.

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The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts and interest rate swaps as of, or for the year ended, October 31, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$57,895	Unrealized depreciation*	$276,025
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	Unrealized depreciation on open forward currency contracts	6
Swap (centrally cleared)	Interest	Unrealized appreciation*	208,537	Unrealized depreciation*	37,709
			$266,432		$313,740

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(346,206)	Net unrealized depreciation on futures contracts	$(209,261)
Forward currency	Currency	Net realized gain on forward currency contracts	80	Net unrealized depreciation on forward currency contracts	(10)
Swap	Interest	Net realized gain on swap contracts	139,936	Net unrealized appreciation on swap contracts	72,839
			$(206,190)		$(136,432)

*	Includes cumulative appreciation/depreciation on futures contracts and centrally cleared interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts, forward currency contracts, interest rate swaps and future delivery contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts and centrally cleared interest rate swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

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The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2022, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Liabilities:
JPMorgan Chase	$6	$—	$(5)	$—	$1

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2022, the fund recognized $23,226,000 in reclaims (net of $1,105,000 in fees and the effect of realized gain or loss from currency translations) and $463,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2022, the fund reclassified $59,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$887,139
Capital loss carryforward*	(650,581)
Gross unrealized appreciation on investments	16,908,053
Gross unrealized depreciation on investments	(7,617,890)
Net unrealized appreciation on investments	9,290,163
Cost of investments	92,090,311

*	Reflects the utilization of capital loss carryforward of $842,180,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Capital Income Builder	47

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2022		2021
Class A	$2,204,404		$1,803,887
Class C	48,020		43,976
Class T	—	†	—	†
Class F-1	79,956		81,851
Class F-2	475,799		361,167
Class F-3	193,691		151,534
Class 529-A	81,529		67,657
Class 529-C	2,594		2,541
Class 529-E	2,187		1,904
Class 529-T	—	†	—	†
Class 529-F-1	—	†	1
Class 529-F-2	5,781		4,131
Class 529-F-3	—	†	—	†
Class R-1	1,685		1,372
Class R-2	10,303		8,487
Class R-2E	1,266		1,045
Class R-3	21,533		18,347
Class R-4	17,146		14,759
Class R-5E	2,841		2,032
Class R-5	10,567		9,247
Class R-6	518,584		439,493
Total	$3,677,886		$3,013,431

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $100,000,000 of the fund’s monthly gross income and decreasing to 2.50% on such income in excess of $100,000,000. For the year ended October 31, 2022, the investment advisory services fees were $233,758,000, which were equivalent to an annualized rate of 0.222% of average daily net assets.

48	Capital Income Builder

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2022, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended October 31, 2022, the 529 plan services fees were $1,574,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

Capital Income Builder	49

For the year ended October 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$162,423	$46,929		$19,262		Not applicable
Class C	17,694	1,310		532		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	5,741	3,218		708		Not applicable
Class F-2	Not applicable	14,034		3,947		Not applicable
Class F-3	Not applicable	39		1,551		Not applicable
Class 529-A	5,514	1,587		718		$1,385
Class 529-C	976	66		29		56
Class 529-E	343	20		21		40
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	63		48		93
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	637	58		19		Not applicable
Class R-2	2,895	1,326		116		Not applicable
Class R-2E	254	86		13		Not applicable
Class R-3	3,453	1,010		207		Not applicable
Class R-4	1,244	485		149		Not applicable
Class R-5E	Not applicable	120		24		Not applicable
Class R-5	Not applicable	126		85		Not applicable
Class R-6	Not applicable	104		4,150		Not applicable
Total class-specific expenses	$201,174	$70,581		$31,579		$1,574

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $119,000 in the fund’s statement of operations reflects $564,000 in current fees (either paid in cash or deferred) and a net decrease of $445,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investments in CCBF and CCF — The fund holds shares of CCBF, a corporate bond fund, and CCF, an institutional prime money market fund, which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for the fund’s corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,107,443,000 and $900,735,000, respectively, which generated $143,102,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2022.

50	Capital Income Builder

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2022

Class A	$3,465,066	52,358	$2,152,168		32,762		$(6,529,586)	(99,587)	$(912,352)	(14,467)
Class C	159,051	2,387	47,492		717		(569,730)	(8,621)	(363,187)	(5,517)
Class T	—	—	—		—		—	—	—	—
Class F-1	84,636	1,284	78,736		1,198		(315,063)	(4,782)	(151,691)	(2,300)
Class F-2	3,259,555	49,796	458,007		6,992		(2,594,158)	(39,749)	1,123,404	17,039
Class F-3	1,014,514	15,391	190,957		2,914		(941,761)	(14,316)	263,710	3,989
Class 529-A	188,969	2,853	81,502		1,241		(335,197)	(5,089)	(64,726)	(995)
Class 529-C	17,495	265	2,592		39		(44,346)	(667)	(24,259)	(363)
Class 529-E	5,185	78	2,187		33		(12,327)	(185)	(4,955)	(74)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	37,272	561	5,780		88		(21,821)	(332)	21,231	317
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	11,274	169	1,685		25		(16,586)	(248)	(3,627)	(54)
Class R-2	62,429	946	10,287		156		(97,827)	(1,482)	(25,111)	(380)
Class R-2E	7,901	120	1,266		19		(12,763)	(196)	(3,596)	(57)
Class R-3	101,417	1,533	21,473		326		(168,818)	(2,558)	(45,928)	(699)
Class R-4	82,790	1,245	17,144		260		(152,062)	(2,306)	(52,128)	(801)
Class R-5E	26,919	416	2,841		44		(16,208)	(249)	13,552	211
Class R-5	34,049	513	10,549		161		(64,713)	(973)	(20,115)	(299)
Class R-6	1,014,868	15,516	518,577		7,908		(1,061,989)	(16,080)	471,456	7,344
Total net increase (decrease)	$9,573,390	145,431	$3,603,243		54,883		$(12,954,955)	(197,420)	$221,678	2,894

Refer to the end of the table for footnotes.

Capital Income Builder	51

	Sales*			Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2021

Class A	$4,147,577	62,401		$1,761,839		26,703		$(7,428,785)	(112,837)	$(1,519,369)	(23,733)
Class C	180,636	2,719		43,493		661		(700,412)	(10,587)	(476,283)	(7,207)
Class T	—	—		—		—		—	—	—	—
Class F-1	88,375	1,338		79,389		1,209		(1,280,260)	(19,239)	(1,112,496)	(16,692)
Class F-2	2,865,178	43,285		346,551		5,249		(2,435,458)	(36,912)	776,271	11,622
Class F-3	972,972	14,726		148,683		2,250		(873,388)	(13,220)	248,267	3,756
Class 529-A	206,621	3,129		67,639		1,026		(381,089)	(5,771)	(106,829)	(1,616)
Class 529-C	20,204	306		2,540		39		(59,112)	(895)	(36,368)	(550)
Class 529-E	6,284	96		1,904		29		(15,747)	(238)	(7,559)	(113)
Class 529-T	—	—		—	†	—	†	—	—	— †	— †
Class 529-F-1	10	—	†	—	†	—	†	(40)	(1)	(30)	(1)
Class 529-F-2	37,248	564		4,129		62		(22,175)	(335)	19,202	291
Class 529-F-3	—	—		—	†	—	†	—	—	— †	— †
Class R-1	7,665	115		1,372		21		(15,342)	(232)	(6,305)	(96)
Class R-2	63,887	964		8,476		129		(114,272)	(1,735)	(41,909)	(642)
Class R-2E	10,256	157		1,045		16		(14,070)	(214)	(2,769)	(41)
Class R-3	108,167	1,635		18,303		278		(197,768)	(2,997)	(71,298)	(1,084)
Class R-4	89,575	1,350		14,697		223		(134,980)	(2,051)	(30,708)	(478)
Class R-5E	26,235	400		2,032		31		(17,407)	(264)	10,860	167
Class R-5	33,764	507		9,235		140		(67,194)	(1,027)	(24,195)	(380)
Class R-6	2,287,607	34,864		439,177		6,669		(3,917,770)	(58,748)	(1,190,986)	(17,215)
Total net increase (decrease)	$11,152,261	168,556		$2,950,504		44,735		$(17,675,269)	(267,303)	$(3,572,504)	(54,012)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $84,320,265,000 and $85,840,690,000, respectively, during the year ended October 31, 2022.

52	Capital Income Builder

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2022	$69.09	$1.98	$(8.33)	$(6.35)	$(2.27)	$—	$(2.27)	$60.47	(9.42)%	$58,325		.59%		.59%		3.00%
10/31/2021	56.52	2.07	12.33	14.40	(1.83)	—	(1.83)	69.09	25.67	67,634		.59		.59		3.12
10/31/2020	61.99	1.96	(4.74)	(2.78)	(2.09)	(.60)	(2.69)	56.52	(4.55)	56,666		.61		.61		3.31
10/31/2019	58.01	1.94	4.18	6.12	(2.14)	—	(2.14)	61.99	10.79	65,201		.60		.60		3.23
10/31/2018	62.81	1.95	(3.81)	(1.86)	(2.15)	(.79)	(2.94)	58.01	(3.16)	63,346		.58		.58		3.18
Class C:
10/31/2022	69.23	1.49	(8.34)	(6.85)	(1.75)	—	(1.75)	60.63	(10.07)	1,458		1.33		1.33		2.25
10/31/2021	56.63	1.57	12.36	13.93	(1.33)	—	(1.33)	69.23	24.72	2,047		1.34		1.34		2.37
10/31/2020	62.07	1.52	(4.73)	(3.21)	(1.63)	(.60)	(2.23)	56.63	(5.26)	2,083		1.35		1.35		2.55
10/31/2019	58.07	1.48	4.19	5.67	(1.67)	—	(1.67)	62.07	9.95	3,401		1.36		1.36		2.47
10/31/2018	62.86	1.47	(3.83)	(2.36)	(1.64)	(.79)	(2.43)	58.07	(3.94)	3,889		1.37		1.37		2.39
Class T:
10/31/2022	69.08	2.14	(8.32)	(6.18)	(2.44)	—	(2.44)	60.46	(9.18)[5]	—	[6]	.33	[5]	.33	[5]	3.26	[5]
10/31/2021	56.52	2.23	12.33	14.56	(2.00)	—	(2.00)	69.08	25.96 [5]	—	[6]	.34	[5]	.34	[5]	3.37	[5]
10/31/2020	62.00	2.11	(4.75)	(2.64)	(2.24)	(.60)	(2.84)	56.52	(4.31)[5]	—	[6]	.35	[5]	.35	[5]	3.57	[5]
10/31/2019	58.02	2.08	4.18	6.26	(2.28)	—	(2.28)	62.00	11.06 [5]	—	[6]	.36	[5]	.36	[5]	3.48	[5]
10/31/2018	62.83	2.09	(3.83)	(1.74)	(2.28)	(.79)	(3.07)	58.02	(2.96)[5]	—	[6]	.36	[5]	.36	[5]	3.40	[5]
Class F-1:
10/31/2022	69.09	1.94	(8.33)	(6.39)	(2.22)	—	(2.22)	60.48	(9.46)	2,097		.64		.64		2.95
10/31/2021	56.51	2.02	12.35	14.37	(1.79)	—	(1.79)	69.09	25.61	2,555		.65		.65		3.06
10/31/2020	61.98	1.93	(4.74)	(2.81)	(2.06)	(.60)	(2.66)	56.51	(4.61)	3,033		.65		.65		3.26
10/31/2019	58.00	1.90	4.18	6.08	(2.10)	—	(2.10)	61.98	10.72	4,013		.66		.66		3.17
10/31/2018	62.81	1.91	(3.83)	(1.92)	(2.10)	(.79)	(2.89)	58.00	(3.26)	3,996		.66		.66		3.11
Class F-2:
10/31/2022	69.03	2.12	(8.32)	(6.20)	(2.41)	—	(2.41)	60.42	(9.21)	12,566		.37		.37		3.23
10/31/2021	56.47	2.22	12.32	14.54	(1.98)	—	(1.98)	69.03	25.95	13,182		.37		.37		3.34
10/31/2020	61.95	2.09	(4.75)	(2.66)	(2.22)	(.60)	(2.82)	56.47	(4.35)	10,126		.38		.38		3.54
10/31/2019	57.97	2.05	4.19	6.24	(2.26)	—	(2.26)	61.95	11.03	11,155		.39		.39		3.43
10/31/2018	62.78	2.06	(3.82)	(1.76)	(2.26)	(.79)	(3.05)	57.97	(3.00)	9,869		.39		.39		3.37
Class F-3:
10/31/2022	69.08	2.19	(8.33)	(6.14)	(2.48)	—	(2.48)	60.46	(9.12)	4,858		.26		.26		3.33
10/31/2021	56.50	2.29	12.33	14.62	(2.04)	—	(2.04)	69.08	26.09	5,275		.27		.27		3.45
10/31/2020	61.98	2.15	(4.74)	(2.59)	(2.29)	(.60)	(2.89)	56.50	(4.24)	4,102		.28		.28		3.64
10/31/2019	58.01	2.12	4.17	6.29	(2.32)	—	(2.32)	61.98	11.12	4,401		.29		.29		3.54
10/31/2018	62.81	2.13	(3.82)	(1.69)	(2.32)	(.79)	(3.11)	58.01	(2.88)	3,723		.29		.29		3.47
Class 529-A:
10/31/2022	69.06	1.96	(8.32)	(6.36)	(2.25)	—	(2.25)	60.45	(9.45)	2,158		.61		.61		2.98
10/31/2021	56.49	2.04	12.33	14.37	(1.80)	—	(1.80)	69.06	25.61	2,534		.63		.63		3.08
10/31/2020	61.96	1.93	(4.73)	(2.80)	(2.07)	(.60)	(2.67)	56.49	(4.59)	2,164		.65		.65		3.27
10/31/2019	57.99	1.90	4.17	6.07	(2.10)	—	(2.10)	61.96	10.71	2,306		.66		.66		3.17
10/31/2018	62.79	1.91	(3.82)	(1.91)	(2.10)	(.79)	(2.89)	57.99	(3.24)	2,238		.66		.66		3.11

Refer to the end of the table for footnotes.

Capital Income Builder	53

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2022	$69.21	$1.45	$(8.34)	$(6.89)	$(1.71)	$—	$(1.71)	$60.61	(10.13)%	$80		1.38%		1.38%		2.19%
10/31/2021	56.61	1.55	12.36	13.91	(1.31)	—	(1.31)	69.21	24.70	117		1.37		1.37		2.33
10/31/2020	62.02	1.50	(4.73)	(3.23)	(1.58)	(.60)	(2.18)	56.61	(5.29)	127		1.38		1.38		2.52
10/31/2019	58.03	1.46	4.17	5.63	(1.64)	—	(1.64)	62.02	9.89	375		1.40		1.40		2.44
10/31/2018	62.77	1.43	(3.81)	(2.38)	(1.57)	(.79)	(2.36)	58.03	(3.97)	425		1.42		1.42		2.33
Class 529-E:
10/31/2022	69.09	1.80	(8.32)	(6.52)	(2.09)	—	(2.09)	60.48	(9.65)	61		.85		.85		2.74
10/31/2021	56.51	1.89	12.35	14.24	(1.66)	—	(1.66)	69.09	25.35	75		.85		.85		2.86
10/31/2020	61.98	1.81	(4.75)	(2.94)	(1.93)	(.60)	(2.53)	56.51	(4.80)	68		.86		.86		3.05
10/31/2019	58.00	1.77	4.18	5.95	(1.97)	—	(1.97)	61.98	10.47	82		.88		.88		2.96
10/31/2018	62.79	1.77	(3.81)	(2.04)	(1.96)	(.79)	(2.75)	58.00	(3.45)	84		.88		.88		2.88
Class 529-T:
10/31/2022	69.08	2.12	(8.32)	(6.20)	(2.41)	—	(2.41)	60.47	(9.22)[5]	—	[6]	.37	[5]	.37	[5]	3.22	[5]
10/31/2021	56.52	2.19	12.33	14.52	(1.96)	—	(1.96)	69.08	25.89 [5]	—	[6]	.40	[5]	.40	[5]	3.31	[5]
10/31/2020	62.00	2.08	(4.75)	(2.67)	(2.21)	(.60)	(2.81)	56.52	(4.37)[5]	—	[6]	.41	[5]	.41	[5]	3.51	[5]
10/31/2019	58.02	2.04	4.19	6.23	(2.25)	—	(2.25)	62.00	10.99 [5]	—	[6]	.42	[5]	.42	[5]	3.41	[5]
10/31/2018	62.82	2.04	(3.81)	(1.77)	(2.24)	(.79)	(3.03)	58.02	(3.01)[5]	—	[6]	.42	[5]	.42	[5]	3.33	[5]
Class 529-F-1:
10/31/2022	69.05	2.06	(8.32)	(6.26)	(2.35)	—	(2.35)	60.44	(9.30)[5]	—	[6]	.46	[5]	.46	[5]	3.13	[5]
10/31/2021	56.50	2.10	12.39	14.49	(1.94)	—	(1.94)	69.05	25.84 [5]	—	[6]	.44	[5]	.44	[5]	3.17	[5]
10/31/2020	61.97	2.08	(4.74)	(2.66)	(2.21)	(.60)	(2.81)	56.50	(4.36)[5]	—	[6]	.41	[5]	.41	[5]	3.51	[5]
10/31/2019	58.00	2.04	4.17	6.21	(2.24)	—	(2.24)	61.97	10.98	115		.42		.42		3.41
10/31/2018	62.81	2.04	(3.82)	(1.78)	(2.24)	(.79)	(3.03)	58.00	(3.03)	104		.42		.42		3.33
Class 529-F-2:
10/31/2022	69.11	2.13	(8.33)	(6.20)	(2.42)	—	(2.42)	60.49	(9.20)	155		.36		.36		3.24
10/31/2021	56.52	2.22	12.34	14.56	(1.97)	—	(1.97)	69.11	25.97	155		.38		.38		3.34
10/31/2020[7,8]	56.52	—	—	—	—	—	—	56.52	—	110		—		—		—
Class 529-F-3:
10/31/2022	69.09	2.15	(8.33)	(6.18)	(2.44)	—	(2.44)	60.47	(9.17)	—	[6]	.32		.32		3.27
10/31/2021	56.52	2.24	12.34	14.58	(2.01)	—	(2.01)	69.09	26.00	—	[6]	.38		.33		3.38
10/31/2020[7,8]	56.52	—	—	—	—	—	—	56.52	—	—	[6]	—		—		—
Class R-1:
10/31/2022	69.14	1.48	(8.33)	(6.85)	(1.75)	—	(1.75)	60.54	(10.11)	57		1.34		1.34		2.25
10/31/2021	56.56	1.56	12.34	13.90	(1.32)	—	(1.32)	69.14	24.70	69		1.36		1.36		2.35
10/31/2020	62.00	1.50	(4.72)	(3.22)	(1.62)	(.60)	(2.22)	56.56	(5.29)	62		1.38		1.38		2.53
10/31/2019	58.00	1.47	4.18	5.65	(1.65)	—	(1.65)	62.00	9.89	84		1.39		1.39		2.46
10/31/2018	62.80	1.45	(3.82)	(2.37)	(1.64)	(.79)	(2.43)	58.00	(3.94)	101		1.39		1.39		2.36

Refer to the end of the table for footnotes.

54	Capital Income Builder

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
10/31/2022	$69.10	$1.47	$(8.32)	$(6.85)	$(1.75)	$—	$(1.75)	$60.50	(10.10)%	$344	1.35%	1.35%	2.24%
10/31/2021	56.53	1.56	12.33	13.89	(1.32)	—	(1.32)	69.10	24.72	419	1.36	1.36	2.35
10/31/2020	61.98	1.50	(4.73)	(3.23)	(1.62)	(.60)	(2.22)	56.53	(5.30)	379	1.38	1.38	2.53
10/31/2019	58.00	1.47	4.17	5.64	(1.66)	—	(1.66)	61.98	9.91	460	1.38	1.38	2.45
10/31/2018	62.79	1.46	(3.82)	(2.36)	(1.64)	(.79)	(2.43)	58.00	(3.93)	487	1.39	1.39	2.37
Class R-2E:
10/31/2022	68.78	1.66	(8.29)	(6.63)	(1.95)	—	(1.95)	60.20	(9.85)	37	1.06	1.06	2.53
10/31/2021	56.27	1.74	12.29	14.03	(1.52)	—	(1.52)	68.78	25.08	46	1.07	1.07	2.64
10/31/2020	61.72	1.67	(4.72)	(3.05)	(1.80)	(.60)	(2.40)	56.27	(5.03)	40	1.09	1.09	2.83
10/31/2019	57.77	1.63	4.17	5.80	(1.85)	—	(1.85)	61.72	10.25	50	1.09	1.09	2.74
10/31/2018	62.58	1.63	(3.80)	(2.17)	(1.85)	(.79)	(2.64)	57.77	(3.66)	40	1.09	1.09	2.67
Class R-3:
10/31/2022	69.09	1.77	(8.32)	(6.55)	(2.05)	—	(2.05)	60.49	(9.70)	613	.91	.91	2.68
10/31/2021	56.52	1.85	12.34	14.19	(1.62)	—	(1.62)	69.09	25.26	748	.92	.92	2.80
10/31/2020	61.98	1.77	(4.74)	(2.97)	(1.89)	(.60)	(2.49)	56.52	(4.87)	673	.93	.93	2.98
10/31/2019	58.00	1.74	4.17	5.91	(1.93)	—	(1.93)	61.98	10.40	835	.94	.94	2.90
10/31/2018	62.80	1.73	(3.82)	(2.09)	(1.92)	(.79)	(2.71)	58.00	(3.52)	858	.94	.94	2.82
Class R-4:
10/31/2022	69.07	1.96	(8.32)	(6.36)	(2.25)	—	(2.25)	60.46	(9.43)	431	.61	.61	2.98
10/31/2021	56.50	2.05	12.34	14.39	(1.82)	—	(1.82)	69.07	25.65	547	.62	.62	3.10
10/31/2020	61.97	1.95	(4.74)	(2.79)	(2.08)	(.60)	(2.68)	56.50	(4.58)	475	.62	.62	3.29
10/31/2019	57.99	1.92	4.17	6.09	(2.11)	—	(2.11)	61.97	10.73	583	.64	.64	3.21
10/31/2018	62.79	1.91	(3.81)	(1.90)	(2.11)	(.79)	(2.90)	57.99	(3.22)	732	.64	.64	3.12
Class R-5E:
10/31/2022	68.98	2.08	(8.30)	(6.22)	(2.38)	—	(2.38)	60.38	(9.24)	81	.41	.41	3.18
10/31/2021	56.43	2.18	12.32	14.50	(1.95)	—	(1.95)	68.98	25.90	78	.42	.42	3.29
10/31/2020	61.91	2.07	(4.75)	(2.68)	(2.20)	(.60)	(2.80)	56.43	(4.40)	55	.42	.42	3.51
10/31/2019	57.94	1.98	4.23	6.21	(2.24)	—	(2.24)	61.91	10.97	43	.43	.43	3.31
10/31/2018	62.75	2.03	(3.81)	(1.78)	(2.24)	(.79)	(3.03)	57.94	(3.04)	20	.44	.44	3.32
Class R-5:
10/31/2022	69.11	2.16	(8.32)	(6.16)	(2.45)	—	(2.45)	60.50	(9.16)	252	.30	.30	3.28
10/31/2021	56.53	2.25	12.34	14.59	(2.01)	—	(2.01)	69.11	26.02	309	.31	.31	3.40
10/31/2020	62.01	2.13	(4.75)	(2.62)	(2.26)	(.60)	(2.86)	56.53	(4.28)	274	.32	.32	3.59
10/31/2019	58.04	2.08	4.19	6.27	(2.30)	—	(2.30)	62.01	11.07	326	.33	.33	3.47
10/31/2018	62.84	2.10	(3.82)	(1.72)	(2.29)	(.79)	(3.08)	58.04	(2.93)	214	.34	.34	3.42
Class R-6:
10/31/2022	69.08	2.19	(8.32)	(6.13)	(2.48)	—	(2.48)	60.47	(9.11)	12,940	.26	.26	3.33
10/31/2021	56.51	2.28	12.34	14.62	(2.05)	—	(2.05)	69.08	26.07	14,277	.27	.27	3.45
10/31/2020	61.99	2.16	(4.75)	(2.59)	(2.29)	(.60)	(2.89)	56.51	(4.24)	12,651	.27	.27	3.65
10/31/2019	58.01	2.12	4.19	6.31	(2.33)	—	(2.33)	61.99	11.12	12,050	.28	.28	3.54
10/31/2018	62.82	2.13	(3.82)	(1.69)	(2.33)	(.79)	(3.12)	58.01	(2.88)	9,528	.29	.29	3.48

Refer to the end of the table for footnotes.

Capital Income Builder	55

Financial highlights (continued)

	Year ended October 31,
Portfolio turnover rate for all share classes[9,10]	2022	2021	2020	2019	2018
Excluding mortgage dollar roll transactions	27%	41%	55%	32%	37%
Including mortgage dollar roll transactions	87%	72%	118%	45%	73%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Refer to Note 5 for more information on mortgage dollar rolls.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

56	Capital Income Builder

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Income Builder (the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
December 8, 2022

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Capital Income Builder	57

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2022, through October 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

58	Capital Income Builder

Expense example (continued)

	Beginning account value 5/1/2022	Ending account value 10/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$933.23	$2.87	.59%
Class A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class C – actual return	1,000.00	929.82	6.47	1.33
Class C – assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class T – actual return	1,000.00	934.47	1.61	.33
Class T – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class F-1 – actual return	1,000.00	933.02	3.12	.64
Class F-1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 – actual return	1,000.00	934.33	1.80	.37
Class F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class F-3 – actual return	1,000.00	934.83	1.27	.26
Class F-3 – assumed 5% return	1,000.00	1,023.89	1.33	.26
Class 529-A – actual return	1,000.00	933.11	3.02	.62
Class 529-A – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 529-C – actual return	1,000.00	929.39	6.76	1.39
Class 529-C – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class 529-E – actual return	1,000.00	932.06	4.14	.85
Class 529-E – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class 529-T – actual return	1,000.00	934.17	1.80	.37
Class 529-T – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 529-F-1 – actual return	1,000.00	933.86	2.24	.46
Class 529-F-1 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 529-F-2 – actual return	1,000.00	934.39	1.76	.36
Class 529-F-2 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 529-F-3 – actual return	1,000.00	934.56	1.56	.32
Class 529-F-3 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-1 – actual return	1,000.00	929.65	6.57	1.35
Class R-1 – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2 – actual return	1,000.00	929.64	6.57	1.35
Class R-2 – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2E – actual return	1,000.00	931.05	5.16	1.06
Class R-2E – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class R-3 – actual return	1,000.00	931.73	4.43	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	933.20	2.97	.61
Class R-4 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5E – actual return	1,000.00	934.14	2.00	.41
Class R-5E – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-5 – actual return	1,000.00	934.51	1.51	.31
Class R-5 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class R-6 – actual return	1,000.00	934.87	1.27	.26
Class R-6 – assumed 5% return	1,000.00	1,023.89	1.33	.26

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital Income Builder	59

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2022:

Qualified dividend income	$3,289,162,000
Section 199A dividends	$121,172,000
Section 163(j) interest dividends	$858,521,000
Corporate dividends received deduction	$1,414,469,000
U.S. government income that may be exempt from state taxation	$519,581,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

60	Capital Income Builder

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2023. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2022. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the

Capital Income Builder	61

committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

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66	Capital Income Builder

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2016	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995—2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016—2020)	6	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/Associate Dean, Florida International University	3	None
Merit E. Janow, 1958	2001	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc. (educational technology company)
Christopher E. Stone, 1956 Chair of the Board (Independent and Non-Executive)	2009	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Kathy J. Williams, 1955	2021	Board Chair, Above & Beyond Teaching	7	None
Amy Zegart, Ph.D., 1967	2021	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	6	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Winnie Kwan, 1972 Co-President and Trustee	2017	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None
Sung Lee, 1966 Trustee	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 68 for footnotes.

Capital Income Builder	67

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Hoag, 1965 Co-President	2006	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[7]
Steven T. Watson, 1955 Co-President	1998–2006 2017	Partner — Capital International Investors, Capital International, Inc.[7]; Director, Capital International, Inc.[7]
Donald Rolfe, 1972 Principal Executive Officer	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Aline Avzaradel, 1978 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Alfonso Barroso, 1971 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, Capital Research and Management Company
Grant L. Cambridge, 1962 Senior Vice President	2014	Partner — Capital International Investors, Capital Research and Management Company
Charles E. Ellwein, 1968 Senior Vice President	2022	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	1992	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[7]
Fergus N. MacDonald, 1969 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Caroline Randall, 1974 Senior Vice President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Bradley J. Vogt, 1965 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[7]
Philip Winston, 1955 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital
		International Investors, Capital International Limited[7]; Senior Vice President, Capital International Limited[7]
M. Taylor Hinshaw, 1973 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term “independent trustee” refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term “interested trustee” refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of M. Taylor Hinshaw, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

68	Capital Income Builder

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by Capital Group. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: www.jpmm.com/research/disclosures

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

CIB

Registrant:

a) Audit Fees:
Audit	2021	164,000
	2022	157,000

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	9,000
	2022	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	None
	2022	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	None
	2022	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $11,000 for fiscal year 2021 and $9,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: December 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: December 30, 2022

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 30, 2022